Exhibit 10.2

EXECUTION VERSION

INTERCREDITOR AGREEMENT

Dated as of May 29, 2020

among

PNC Bank, National Association,

as ABL Agent

and

Wilmington Trust, National Association,

as Note Security Agent

and acknowledged and agreed to by

Pioneer Energy Services Corp.,

as the Company

and the other Grantors referred to herein

7.3	Adequate Protection	60
7.4	Avoidance Issues	61
7.5	Reorganization Securities	61
7.6	Post-Petition Obligations	62
7.7	Waivers	62
7.8	Separate Grants of Security and Separate Classification	62
7.9	Effectiveness in Insolvency or Liquidation Proceedings	62
7.10	Asset Dispositions	63

SECTION 8 RELIANCE; WAIVERS; ETC.		64

8.1	Reliance	64
8.2	No Warranties or Liability	64
8.3	No Waiver of Lien Priorities	65
8.4	Obligations Unconditional	67

SECTION 9 MISCELLANEOUS		67

9.1	Integration/Conflicts	67
9.2	Effectiveness; Continuing Nature of this Agreement; Severability	67
9.3	Amendments; Waivers	68
9.4	Information Concerning Financial Condition of the Company and its Subsidiaries	68
9.5	Subrogation	69
9.6	Submission to Jurisdiction; Certain Waivers	70
9.7	WAIVER OF JURY TRIAL	71
9.8	Notices	71
9.9	Further Assurances	71
9.10	APPLICABLE LAW	71
9.11	Binding on Successors and Assigns	72
9.12	Headings	72
9.13	Counterparts	72
9.14	Authorization	72
9.15	No Third Party Beneficiaries / Provisions Solely to Define Relative Rights	72
9.16	Certain Terms Concerning Term Agent	73
9.17	Certain Terms Concerning ABL Agent and Term Agent	73
9.18	Authorization of Secured Agents	73
9.19	Relationship of Claimholders	73
9.20	Specific Performance	74
9.21	Additional Grantors	74
9.22	Additional Credit Agreements	74

ii

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), is dated as of May 29, 2020, and entered into by and among PNC Bank, National Association, as agent under the ABL Credit Agreement (as defined below) for the holders of the ABL Obligations (as defined below) (in such capacity, the “ABL Agent”, as more fully defined below), and Wilmington Trust, National Association, as security agent under the Note Indenture (as defined below) for the holders of the Note Obligations (as defined below) (in such capacity, the “Initial Note Security Agent”, as more fully defined below) and acknowledged and agreed to by Pioneer Energy Services Corp. (the “Company”), and the other Grantors (as defined below). Capitalized terms used in this Agreement have the meanings set forth in Section 1 below.

RECITALS

The Company, the other Grantors party thereto, the lenders and agents party thereto, and ABL Agent, have entered into that certain Credit Agreement dated as of the date hereof (the “ABL Credit Agreement”, as more fully defined below);

The Company, certain of its subsidiaries, Wilmington Trust, National Association, as trustee (in such capacity, the “Initial Note Trustee ”, as more fully defined below), and Initial Note Security Agent have entered into that certain Indenture dated as of the date hereof providing for the issuance by the Company of certain senior secured floating rates due 2025 (the “Initial Note Indenture”, as more fully defined below);

The ABL Obligations are to be secured (i) by Liens on the ABL Priority Collateral that are senior to the Liens of the Note Claimholders on the ABL Priority Collateral and (ii) by Liens on the Note Priority Collateral that are junior in priority to the Liens of the Note Claimholders on the Note Priority Collateral;

The Note Obligations are to be secured (i) by Liens on the Note Priority Collateral that are senior to the Liens of the ABL Claimholders on the Note Priority Collateral and (ii) by Liens on the ABL Priority Collateral that are junior in priority to the Liens of the ABL Claimholders on the ABL Priority Collateral;

The ABL Obligations will also be secured by the ABL Exclusive Priority Cash Collateral, which ABL Exclusive Priority Cash Collateral will not secure the Note Obligations, the Note Obligations will also be secured by the Note Specified Blocked Account, which Note Specified Blocked Account will not secure the ABL Obligations, and the Note Obligations may also be secured by the Real Estate Assets, which Real Estate Assets may not secure the ABL Obligations;

The ABL Loan Documents and the Note Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral; and

In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, each of Note Security Agent on behalf of the Note Claimholders and ABL Agent on behalf of the ABL Claimholders, intending to be legally bound, hereby agrees as follows:

AGREEMENT

SECTION 1

DEFINITIONS

1.1 Defined Terms. Each of Accounts, Account Debtor, Chattel Paper, Deposit Accounts, Commercial Tort Claims, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter of Credit, Letter of Credit Rights, Payment Intangibles, Proceeds, Securities and Securities Accounts shall have the meanings set forth in Articles 8 or 9 of the UCC. In addition, as used in this Agreement, the following terms shall have the meanings set forth below. “ABL Agent” means each of (i) ABL Agent as defined in the preamble to this Agreement, and (ii) any new ABL Agent identified by the Company pursuant to Section 5.6(a), in each case, together with any successor(s) thereto in such capacity appointed in accordance with the applicable ABL Loan Documents.

“ABL Bank Product Obligations” means “Bank Product Obligations” as defined in the ABL Credit Agreement as in effect on the date hereof.

“ABL Bank Product Provider” means “Bank Product Provider” as defined in the ABL Credit Agreement as in effect on the date hereof.

“ABL Cap Amount” means (x) the sum of (i) $82,500,000, plus (ii) if the Company or any other ABL Credit Party shall be subject to any Insolvency or Liquidation Proceeding, $7,500,000, minus (y) the amount of all payments in respect of the ABL Principal Obligations under the ABL Credit Agreement that result in a permanent reduction of the revolving credit commitments under the ABL Credit Agreement (other than payments of such revolving loan obligations in connection with a Refinancing thereof pursuant to Section 5.6 hereof and any payments that are rescinded or required to be returned).

“ABL Claimholders” means, at any relevant time, the holders of ABL Obligations or Excess ABL Obligations at that time, including ABL Agent, the ABL Lenders, the ABL Bank Product Providers, issuing bank(s) of letters of credit issued pursuant to the ABL Credit Agreement and the other agents and arrangers under the ABL Loan Documents.

“ABL Collateral Documents” means the Loan Documents (as defined in the ABL Credit Agreement) pursuant to which a Lien is granted by any Grantor securing any ABL Obligations and/or the Excess ABL Obligations or under which rights or remedies with respect to such Liens are governed (other than this Agreement).

“ABL Credit Agreement” means (i) the ABL Credit Agreement as defined in the Recitals to this Agreement, as it may have been or may hereafter be from time to time amended, restated, amended and restated, supplemented, or otherwise modified from time to time in a manner not prohibited by this Agreement, and (ii) any Replacement ABL Credit Agreement under Section 5.6 hereof, as it may be from time to time amended, restated, amended and restated, supplemented, or otherwise modified from time to time in a manner not prohibited by this Agreement.

“ABL Credit Party” means “Borrower,” “Guarantor” or “Loan Party” as defined in the ABL Credit Agreement.

“ABL Declined Liens” has the meaning set forth in Section 2.3.

“ABL Default” means an “Event of Default” as defined in an ABL Credit Agreement or any similar event or condition set forth in any other ABL Loan Document which causes, or permits holders of the applicable ABL Obligations outstanding thereunder to cause, the ABL Obligations outstanding thereunder to become immediately due and payable.

“ABL Direct Interest Obligations” has the meaning set forth in the definition of “ABL Obligations”.

“ABL Excluded Assets” means any assets expressly excluded from the grant of Liens by the Grantors pursuant to the ABL Collateral Documents.

“ABL Exclusive Priority Cash Collateral” has the meaning set forth in Section 2.3.

“ABL Lenders” means the “Lenders” under and as defined in each ABL Credit Agreement.

“ABL Loan Documents” means each ABL Credit Agreement and the Loan Documents (as defined in the applicable ABL Credit Agreement) and each of the other agreements, documents and instruments providing for or evidencing any other ABL Obligation and/or Excess ABL Obligations, and any other document or instrument executed or delivered at any time in connection with any ABL Obligations and/or Excess ABL Obligations, including any intercreditor or joinder agreement among holders of ABL Obligations and/or Excess ABL Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“ABL Obligations” means, (a) all principal of the loans made (or deemed made) pursuant to the ABL Credit Agreement and the related ABL Loan Documents, (b) all reimbursement obligations and/or cash collateralization obligations, if any, with respect to any letter of credit or similar instruments issued pursuant to the ABL Credit Agreement and related ABL Loan Documents, (c) all interest, premiums, fees, costs and expenses (and reimbursement obligations with respect thereto), indemnification obligations, and other amounts and charges payable by ABL Credit Parties under the ABL Loan Documents and/or ABL Bank Product Obligations, (d) all ABL Bank Product Obligations, and (e) all other obligations and liabilities of any kind owing by ABL Credit Parties pursuant to the ABL Loan Documents and/or ABL Bank Product Obligations (including all “Obligations” as defined in the ABL Credit Agreement as in effect on the date hereof), whether now existing or hereafter arising, whether evidenced by a note or other writing, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several, including Post-Petition Obligations with respect to the Obligations described in clauses (a) through (e), whether or not allowed in any Insolvency or Liquidation Proceeding; provided, that the ABL Obligations of an ABL Credit Party shall not include its “Excluded Swap Obligations” (as defined in the ABL Credit Agreement). Notwithstanding the foregoing, if the sum of, without duplication: (1) all Indebtedness for borrowed money constituting principal outstanding at any applicable time under the ABL Credit Agreement and the other ABL Loan Documents (excluding ABL Bank Product Obligations), including any amounts drawn but not reimbursed at such time under any letters of credit or similar instruments issued under the ABL Credit Agreement (whether or not such unreimbursed draws are deemed to constitute loan advances) (including all Capitalized Interest Obligations and Capitalized Other Obligations outstanding under the ABL Credit Agreement and the other ABL Loan Documents); plus (2) the aggregate undrawn face amount of all letters of credit or similar issued and outstanding at such time under the ABL Credit Agreement (all such Obligations under the preceding clauses (1) and (2), collectively the “ABL Principal Obligations”), is in excess of, in the aggregate, the sum of (1) the ABL Cap Amount, plus (2) the amount of all Capitalized Interest Obligations and all Capitalized Other Obligations that have been added to the outstanding principal balance under the ABL Credit Agreement and the other ABL Loan Documents through such time, then (x) only that portion of such ABL Principal Obligations not in excess of such sum (collectively, the “ABL Priority Principal Obligations”) shall be included in ABL Obligations and (y) with respect to any interest, premiums, and fees that directly relate to Indebtedness for borrowed money outstanding under the ABL Loan Documents (including any amounts drawn but not reimbursed under any letters of credit or similar instruments issued under the ABL Credit Agreement (whether or not such unreimbursed draws are deemed to constitute loan advances)) and/or letters of credit outstanding under the ABL Loan Documents (including any interest accruing on any Capitalized Interest Obligations and Capitalized Other Obligations that have been added to the outstanding principal balance under the ABL Credit Agreement and the other ABL Loan Documents) (collectively, the “ABL Direct Interest Obligations”), only that portion of such ABL Direct Interest Obligations with respect to the ABL Priority Principal Obligations shall be included in the ABL Obligations (collectively, the “ABL Priority Interest Obligations”), provided that, for the avoidance of doubt, (A) any and all premiums, fees, costs and expenses (and reimbursement obligations with respect thereto), indemnification obligations, and other amounts and charges owing by the ABL Credit Parties pursuant to the ABL Loan Documents/ABL Bank Product Obligations that are not directly related to any particular Indebtedness for borrowed money outstanding under the ABL Loan Documents (including any amounts drawn but not reimbursed under any letters of credit or similar instruments issued under the ABL Credit Agreement (whether or not such unreimbursed draws are deemed to constitute loan advances)) and/or letters of credit or similar instruments outstanding under the ABL Loan Documents and/or ABL Bank Product Obligations (whether or not converted at any time to Capitalized Interest Obligations) shall at all times and under all circumstances be included in the ABL Obligations) and (B) no interest (whether or not converted at any time to Capitalized Interest Obligations) in respect of outstanding principal advances or letter of credit per annum fees (whether or not converted at any time to Capitalized Interest Obligations) that at any time accrues and becomes owing with respect to ABL Principal Obligations outstanding at any time that do not constitute ABL Priority Principal Obligations at such time (nor any further interest accruing on such interest) shall constitute ABL Obligations, ABL Priority Principal Obligations, or ABL Priority Interest Obligations at any time; and provided further that, for purposes of the foregoing calculation, (i) the aggregate principal amount of any such Indebtedness described therein that is denominated in a foreign currency shall be measured based on the original principal amount of the borrowing thereof, and (ii) the aggregate face amount of any such letters of credit described therein that are denominated in a foreign currency shall be measured based on the original face amount thereof, in each case without giving effect to any foreign currency fluctuations following the date of such incurrence or issuance, as applicable. For avoidance of doubt, and notwithstanding anything to the contrary in the definition of ABL Cap Amount, the term “ABL Obligations” shall, in all circumstances, include, without limitation, all ABL Bank Product Obligations (other than “Excluded Swap Obligations,” as defined in the ABL Credit Agreement).

“ABL Principal Obligations” has the meaning set forth in the definition of “ABL Obligations”.

“ABL Priority Collateral” means the following property of any Grantor (including, for the avoidance of doubt, any such assets that, but for the application of Section 552 of the Bankruptcy Code, would constitute ABL Priority Collateral): (i) Accounts, Chattel Paper and Receivables, in each case other than to the extent constituting identifiable proceeds of Note Priority Collateral; (ii) Deposit Accounts and Securities Accounts (and all cash, checks and other negotiable instruments, funds, other evidences of payment and other assets held therein), other than the Note Priority Collateral Account and the Note Specified Blocked Account; provided that to the extent that identifiable Proceeds of Note Priority Collateral, including, without limitation, identifiable Proceeds from the sale or other disposition of Note Priority Collateral, are deposited in any such Deposit Accounts or Securities Accounts, such identifiable Proceeds shall be treated as Note Priority Collateral; (iii) all Inventory; (iv) to the extent evidencing, governing, securing or otherwise reasonably related to any of the foregoing, all Documents, General Intangibles, Instruments, Investment Property (other than Equity Interests of the Grantors and their Subsidiaries and Affiliates on which a Lien is granted under any Note Documents), Commercial Tort Claims, Letters of Credit, Letter of Credit Rights and Supporting Obligations; provided, however, that to the extent any of the foregoing also evidence, govern, secure or otherwise reasonably relate to any Note Priority Collateral only that portion that evidences, governs, secures or relates to ABL Priority Collateral shall constitute ABL Priority Collateral; provided, further, that the foregoing shall not include any Intellectual Property; (v) 30% of all proceeds of business interruption insurance; (vi) all books, records and documents related to the foregoing (including databases, customer lists and other records, whether tangible or electronic, which contain any information relating to any of the foregoing); and (vii) all Proceeds and products of any or all of the foregoing in whatever form received, including proceeds of insurance and claims against third parties; provided that the ABL Priority Collateral shall not include the ABL Excluded Assets.

“ABL Priority Interest Obligations” has the meaning set forth in the definition of “ABL Obligations”.

“ABL Retained Indemnification Interests” has the meaning set forth in Section 6.2(a).

“ABL Retained Interests” has the meaning set forth in Section 6.2(c).

“ABL Standstill Period” has the meaning set forth in Section 3.1.

“Access Period” means for (i) each Real Estate Asset that is a Mortgaged Premises and any other Note Priority Collateral located thereon and (ii) any applicable Note Priority Collateral constituting Equipment, the period, which begins on the day on which ABL Agent provides Note Security Agent with notice of its exercise of its access rights in accordance with Section 3.3(a) following either (a) delivery by Note Security Agent to ABL Agent of the notice required by Section 3.3(a) that Note Security Agent (or its agent) has either obtained possession or control of such Note Priority Collateral or sold or otherwise disposed of such Note Priority Collateral or (b) delivery of an Enforcement Notice by ABL Agent in accordance with Section 3.3(a), and ends on the earliest of (A) the 180th day after such date; provided, however, that such 180 day period shall be tolled as to any applicable Real Estate Assets or any applicable Equipment during any period during which ABL Agent is stayed or otherwise prohibited by law or court order from either (x) exercising its rights and remedies as the Prior Lien Agent with respect to the ABL Priority Collateral (or any particular part thereof) and/or (y) exercising its rights and remedies under Section 3.3 hereof to have access to and/or use of any applicable Real Estate Asset or any applicable Equipment in order to exercise its rights and remedies as the Prior Lien Agent with respect to any applicable ABL Priority Collateral; (B) the date on which all or substantially all of the ABL Priority Collateral is sold, collected or liquidated (or, with respect to any particular Note Priority Collateral consisting of a Real Estate Asset that is a Mortgaged Property, the date on which all which all or substantially all of the ABL Priority Collateral located thereon is sold, collected or liquidated and substantially all of the Note Priority Collateral consisting of Equipment with respect to which ABL Agent wishes to exercise its access rights under Section 3.3 hereof has been removed therefrom); and (C) the Discharge of ABL Obligations.

“Account Agreements” means any lockbox account agreement, pledged account agreement, blocked account agreement, deposit account control agreement, securities account control agreement, or any similar deposit or securities account agreements among Note Security Agent and/or ABL Agent, one or more Grantors and the relevant financial institution depository or securities intermediary.

“Accounts” means all present and future “accounts” (as defined in Article 9 of the UCC).

“Additional Notes Collateral Cap Amount” means (x) $10,000,000, minus (y) the amount of all payments in respect of the Additional Notes Collateral Principal Obligations under the Additional Notes Collateral Debt Agreement (other than payments of such Additional Notes Collateral Debt Obligations in connection with a Refinancing thereof pursuant to Section 5.6 hereof and any payments that are rescinded or required to be returned).

“Additional Notes Collateral Debt” means secured Indebtedness incurred under any Additional Notes Collateral Agreement.

“Additional Notes Collateral Debt Agreement” means any credit agreement, debt facility, indenture (including any supplemental indenture under the Note Indenture) and/or commercial paper facility, in each case, with banks or other institutional or commercial lenders providing for term loan/notes indebtedness that is secured by a Lien on Collateral as in effect on the date hereof; provided, however, that (i) the Indebtedness under such Additional Notes Collateral Debt Agreement is permitted to be incurred, secured and guaranteed on such basis by each ABL Loan Document and each Note Document, and, without limiting the foregoing, such

Indebtedness constitutes “Additional Notes Collateral Debt” as defined and permitted under the ABL Credit Agreement and the Initial Note Indenture, (ii) the Additional Notes Collateral Debt Representative under such Additional Notes Collateral Debt Agreement shall have become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 9.22 hereof and (iii) each of the other requirements of Section 9.22 shall have been complied with.

“Additional Notes Claimholders” means, at any relevant time, the holders of Additional Notes Collateral Debt Obligations at that time, including agent, trustee, other representative, the holders and the other agents and arrangers under the Additional Notes Collateral Debt Documents.

“Additional Notes Collateral Debt Collateral Documents” means all “security documents,” “collateral documents” or similar documents under and as defined in the Additional Notes Collateral Debt Agreement.

“Additional Notes Collateral Debt Documents” means Additional Notes Collateral Debt Agreement and each of the other agreements, documents and instruments providing for or evidencing any Additional Notes Collateral Debt, and any other document or instrument executed or delivered at any time in connection therewith to the extent such are effective at the relevant time, as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Additional Notes Collateral Debt Obligations” means (a) the aggregate principal amount of Additional Notes Collateral Debt outstanding under the Additional Notes Collateral Debt Agreement, (b) all interest, premiums, fees, costs and expenses (and reimbursement obligations with respect thereto), indemnification obligations, and other amounts or charges payable by Note Parties under the Additional Notes Collateral Debt Documents, and (c) all other obligations and liabilities of any kind owing by Notes Parties pursuant to the Additional Notes Collateral Debt Documents, whether now existing or hereafter arising, whether evidenced by a note or other writing, whether arising from an extension of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several, including Post-Petition Obligations with respect to the Obligations described in clauses (a) through (c), whether or not allowed in any Insolvency or Liquidation Proceeding. Notwithstanding the foregoing, if the sum of all Indebtedness for borrowed money constituting principal outstanding at any applicable time under the Additional Notes Collateral Debt Agreement and the other Additional Notes Collateral Debt Documents (including all Capitalized Interest Obligations and Capitalized Other Obligations outstanding under the Additional Notes Collateral Debt Agreement and the other Additional Notes Collateral Debt Documents) (collectively, the “Additional Notes Collateral Principal Obligations”) is in excess of, in the aggregate, the sum of (1) the Additional Notes Collateral Cap Amount, plus (2) the amount of all Capitalized Interest Obligations and all Capitalized Other Obligations that have been added to the outstanding principal balance under the Additional Notes Collateral Debt Agreement and the other Additional Notes Collateral Debt Documents through such time then (x) only that portion of such Additional Notes Collateral Principal Obligations not in excess of such sum (collectively, the “Additional Notes Collateral Priority Principal Obligations”) shall be included in Additional Notes Collateral Debt Obligations, and (y) with respect to any interest, premiums, and fees that directly relate to the Indebtedness for borrowed money outstanding under the Additional Notes Collateral Debt Documents (including any interest accruing on any Capitalized Interest Obligations and Capitalized Other Obligations that have been added to the outstanding principal balance under the Additional Notes Collateral Debt Agreement and the other Additional Notes Collateral Debt Documents) (collectively, the “Additional Notes Collateral Direct Interest Obligations”), only that portion of such Additional Notes Collateral Direct Interest Obligations with respect to the Additional Notes Collateral Priority Principal Obligations shall be included in the Additional Notes Collateral Debt Obligations (collectively, the “Additional Notes Collateral Priority Interest Obligations”), provided that, for the avoidance of doubt (A) any and all premiums, fees, costs and expenses (and reimbursement obligations with respect thereto), indemnification obligations, and other amounts and charges owing by the Notes Parties pursuant to the Additional Notes Collateral Debt Agreement Documents that are not directly related to any particular Indebtedness for borrowed money outstanding under the Additional Notes Collateral Debt Documents (whether or not converted at any time to Capitalized Other Obligations) shall at all times and under all circumstances be included in the Additional Notes Collateral Debt Obligations, and (B) no interest (whether or not converted at any time to Capitalized Interest Obligations) in respect of outstanding principal advances that at any time accrues and becomes owing with respect to Additional Notes Collateral Principal Obligations outstanding at any time that do not constitute Additional Notes Collateral Priority Principal Obligations at such time (nor any further interest accruing on such interest) shall constitute Additional Notes Collateral Debt Obligations, Additional Notes Collateral Priority Principal Obligations, or Additional Notes Collateral Priority Interest Obligations at any time; and provided, further, that, for purposes of the foregoing calculation, the aggregate principal amount of any such Indebtedness described therein that is denominated in a foreign currency shall be measured based on the original principal amount of the borrowing thereof.

“Additional Notes Collateral Debt Representative” means any agent, trustee or other representative (or, in the absence of any such agent/trustee, a majority in principal amount the Additional Notes Claimholders under such Additional Notes Collateral Debt Agreement) under any Additional Notes Collateral Debt Agreement.

“Additional Notes Collateral Direct Interest Obligations” has the meaning set forth in the definition of “Additional Notes Collateral Debt Obligations”.

“Additional Notes Collateral Principal Obligations” has the meaning set forth in the definition of “Additional Notes Collateral Debt Obligations”.

“Additional Notes Collateral Priority Interest Obligations” has the meaning set forth in the definition of “Additional Notes Collateral Debt Obligations”.

“Additional Notes Collateral Priority Principal Obligations” has the meaning set forth in the definition of “Additional Notes Collateral Debt Obligations”.

“Additional Notes Retained Indemnification Interests” has the meaning set forth in Section 6.2(c).

“Additional Notes Retained Interest” has the meaning set forth in Section 6.2(f).

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent” means each of ABL Agents and/or Note Security Agents, as the context may require.

“Agreement” has the meaning set forth in the Preamble to this Agreement.

“Applicable ABL Priority Collateral Distributions” has the meaning set forth in Section 4.1(a).

“Applicable Note Priority Collateral Distributions” has the meaning set forth in Section 4.1(b).

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Borrower Subsidiaries” means each Subsidiary of the Company that has or may from time to time hereafter execute and deliver any ABL Loan Document and/or Note Document as a “borrower” (or the equivalent thereof).

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, New York.

“Capitalized Interest Obligations” means any obligations accrued, outstanding, and owing at any time under the ABL Credit Documents, the Additional Notes Collateral Debt Documents, or the Initial Notes Document, as applicable, that (x) originally accrued as and consisted of interest in respect of outstanding principal advances, issuances, notes, loans, and/or letter of credit per annum fees in respect of outstanding letters of credit or similar instruments under the ABL Credit Documents, the Additional Notes Collateral Debt Documents, or the Initial Notes Document (as applicable) and (y) was concurrently or subsequently capitalized, paid in kind, added to the principal balance of outstanding Indebtedness for borrowed money, and/or charged to any borrowers’ loan account under and pursuant to the ABL Credit Documents, the Additional Notes Collateral Debt Documents, or the Initial Notes Document, as applicable.

“Capitalized Other Obligations” means any obligations accrued, outstanding, and owing at any time under the ABL Credit Documents, the Additional Notes Collateral Debt Documents, or the Initial Notes Document (as applicable), that (x) originally accrued as and consisted of premiums, fees, costs and expenses (and reimbursement obligations with respect thereto), indemnification obligations, and other charges (excluding in each case any and all interest in respect of outstanding principal advances and/or letter of credit per annum fees) under the ABL Credit Documents, the Additional Notes Collateral Debt Documents, or the Initial Notes Document (as applicable) and (y) was concurrently or subsequently capitalized, paid in kind, added to the principal balance of outstanding Indebtedness for borrowed money, and/or charged to any borrowers’ loan account under and pursuant to the ABL Credit Documents, the Additional Notes Collateral Debt Documents, or the Initial Notes Document, as applicable.

“Claimholders” means the ABL Claimholders and/or the Note Claimholders, as the context may require.

“Collateral” means, at any time, all of the assets and property of any Grantor, whether real, personal or mixed, in which the holders of any ABL Obligations or the holders of any Note Obligations (or their respective Agents) hold, purport to hold or are required to hold, a security interest at such time (or are required pursuant to Section 2 to be granted a security interest), including any property subject to Liens granted pursuant to Section 7 to secure both any ABL Obligations and any Note Obligations and whether or not the liens on any such assets or property are allowed, disallowed, subordinated or avoided in any respect. For the avoidance of doubt, the term “Collateral” does not include the ABL Exclusive Priority Cash Collateral, the Note Specified Blocked Account or the Real Estate Assets to the extent any of such Real Estate Assets are not required to be subject to a lien securing the ABL Obligations.

“Collateral Documents” means the ABL Collateral Documents and the Note Collateral Documents.

“Company” has the meaning set forth in the Preamble to this Agreement.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Copyright Licenses” means any written agreement naming any Grantor as licensor or licensee, granting any right under any Copyright or copyrights owned by a third party, including the grant of rights to reproduce, distribute, display, perform, create derivative works of and otherwise exploit material works protected by any Copyright.

“Copyrights” means each of the following that is owned by any Grantor: (i) all copyrights arising under the laws of the United States, any other country or group of countries or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office; and (ii) the right to obtain all renewals thereof.

“Declined Liens” has the meaning set forth in Section 2.3.

“DIP Financing” has the meaning set forth in Section 7.1.

“Discharge of ABL Obligations” means, except to the extent otherwise expressly provided in Section 5.6, each of the following has occurred:

(a) payment in full in cash of the principal of, and or any interest, premiums, fees, costs and expenses (and reimbursement obligations with respect thereto), indemnification obligations, and other amount and charges (including Post-Petition Obligations, whether or not such Post-Petition Obligations would be allowed in such Insolvency or Liquidation Proceeding) (other than inchoate or contingent or reimbursable obligations for which no claim has been asserted) accruing on or with respect to, all Indebtedness under the ABL Loan Documents, in all cases under this clause (a) to the extent constituting ABL Obligations;

(b) payment in full in cash of all ABL Bank Product Obligations (other than inchoate or contingent or reimbursable obligations for which no claim has been asserted) or the cash collateralization of all such ABL Bank Product Obligations on terms satisfactory to each ABL Bank Product Provider (or delivery of a standby letter of credit on terms satisfactory to such ABL Bank Product Provider) and the expiration or termination of all transactions under the documentation evidencing such ABL Bank Product Obligations, in each case, whether or not such amounts are allowed or allowable under the Bankruptcy Law or in any such Insolvency or Liquidation Proceeding;

(c) payment in full in cash (or cash collateralization in accordance with the ABL Loan Documents) of all other ABL Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than inchoate or contingent or reimbursable obligations for which no claim has been asserted by any of the ABL Claimholders), in each case, whether or not such amounts are allowed or allowable under the Bankruptcy Law or in any such Insolvency or Liquidation Proceeding;

(d) termination or expiration of all commitments, if any, to extend credit that would constitute ABL Obligations;

(e) either (x) termination with consent of the beneficiary (or expiration in accordance with their terms) or (y) cash collateralization (or delivery of a standby letter of credit if and as contemplated by the ABL Credit Agreement), in each case in an amount and manner reasonably satisfactory to ABL Agent but in an amount no greater than 103% of the aggregate undrawn face amount), of all letters of credit and similar instruments issued under the ABL Loan Documents in all cases under this clause (e) to the extent constituting ABL Obligations; and

(f) receipt by ABL Agent of cash collateral in such amount as ABL Agent determines is reasonably necessary to secure the ABL Claimholders in respect of indemnification obligations of the ABL Credit Parties as to matters or circumstances known at such time to ABL Agent which would reasonably be expected to result in any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) to the ABL Claimholders;

provided, however, that notwithstanding the foregoing, Discharge of ABL Obligations shall not be deemed to have occurred unless all of the foregoing claims have actually been paid in full in cash (or if applicable, fully cash collateralized or backstopped by acceptable standby letters of credit in accordance with the provisions of the ABL Loan Documents), whether or not such amounts are allowed or disallowed vis-a-vis any Grantor, and notwithstanding any discharge of any or all such claims pursuant to section 1141(d) of the Bankruptcy Code or otherwise.

“Discharge of Additional Notes Collateral Debt Obligations” means, except to the extent otherwise expressly provided in Section 5.6, each of the following has occurred:

(a) payment in full in cash of the principal of, and or any interest, premiums, fees, costs and expenses (and reimbursement obligations with respect thereto), indemnification obligations, and other amount and charges (including Post-Petition Obligations, whether or not such Post-Petition Obligations would be allowed in such Insolvency or Liquidation Proceeding) (other than inchoate or contingent or reimbursable obligations for which no claim has been asserted) accruing on or with respect to, all Indebtedness under the Additional Notes Collateral Debt Documents, in all cases under this clause (a) to the extent constituting Additional Notes Collateral Debt Obligations;

(b) payment in full in cash of all other Additional Notes Collateral Debt Obligations (or cash collateralization in accordance with the Additional Notes Collateral Debt Documents) that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than inchoate or contingent or reimbursable obligations for which no claim has been asserted by any of the Additional Notes Claimholders), in each case, whether or not such amounts are allowed or allowable under any Bankruptcy Law or in any such Insolvency or Liquidation Proceeding;

(c) termination or expiration of all commitments, if any, to extend credit that would constitute Additional Notes Collateral Debt Obligations; and

(d) receipt by Additional Notes Collateral Debt Representative of cash collateral in such amount as Additional Notes Collateral Debt Representative determines is reasonably necessary to secure the Additional Notes Claimholders in respect of indemnification obligations of the Notes Parties as to matters or circumstances known at such time to Additional Notes Collateral Debt Representative which would reasonably be expected to result in any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) to the Additional Notes Claimholders;

provided, however, that notwithstanding the foregoing, Discharge of Additional Notes Collateral Debt Obligations shall not be deemed to have occurred unless all of the foregoing claims have actually been paid in full in cash (or if applicable, fully cash collateralized in accordance with the provisions of the Additional Notes Collateral Debt Documents), whether or not such amounts are allowed or disallowed vis-a-vis any Grantor, and notwithstanding any discharge of any or all such claims pursuant to section 1141(d) of the Bankruptcy Code or otherwise.

“Discharge of Excess ABL Obligations” means, except to the extent otherwise expressly provided in Section 5.6, each of the following has occurred:

(a) payment in full in cash of the principal of, and or any interest, premiums, fees, costs and expenses (and reimbursement obligations with respect thereto), indemnification obligations, and other amount and charges (including Post-Petition Obligations, whether or not such Post-Petition Obligations would be allowed in such

Insolvency or Liquidation Proceeding) (other than inchoate or contingent or reimbursable obligations for which no claim has been asserted) accruing on or with respect to, all Indebtedness under the ABL Loan Documents, in all cases under this clause (a) to the extent constituting Excess ABL Obligations;

(b) payment in full in cash (or cash collateralization in accordance with the ABL Loan Documents) of all other Excess ABL Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than inchoate or contingent or reimbursable obligations for which no claim has been asserted by any of the ABL Claimholders), in each case, whether or not such amounts are allowed or allowable under the Bankruptcy Law or in any such Insolvency or Liquidation Proceeding;

(c) termination or expiration of all commitments, if any, to extend credit that would constitute Excess ABL Obligations;

(d) either (x) termination with consent of the beneficiary (or expiration in accordance with their terms) or (y) cash collateralization (or delivery of a standby letter of credit if and as contemplated by the ABL Credit Agreement), in each case in an amount and manner reasonably satisfactory to ABL Agent but in an amount no greater than 103% of the aggregate undrawn face amount), of all letters of credit and similar instruments issued under the ABL Loan Documents in all cases under this clause (d) to the extent constituting ABL Obligations;

(e) receipt by ABL Agent of cash collateral in such amount as ABL Agent determines is reasonably necessary to secure the ABL Claimholders in respect of indemnification obligations of the ABL Credit Parties as to matters or circumstances known at such time to ABL Agent which would reasonably be expected to result in any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) to the ABL Claimholders;

provided, however, that notwithstanding the foregoing, Discharge of Excess ABL Obligations shall not be deemed to have occurred unless all of the foregoing claims have actually been paid in full in cash (or if applicable, fully cash collateralized or backstopped by standby letters of credit in accordance with the provisions of the ABL Loan Documents), whether or not such amounts are allowed or disallowed vis-a-vis any Grantor, and notwithstanding any discharge of any or all such claims pursuant to section 1141(d) of the Bankruptcy Code or otherwise.

“Discharge of Excess Note Obligations” means, except to the extent otherwise expressly provided in Section 5.6, each of the following has occurred:

(a) payment in full in cash of the principal of, and or any interest, premiums, fees, costs and expenses (and reimbursement obligations with respect thereto), indemnification obligations, and other amount and charges (including Post-Petition Obligations, whether or not such Post-Petition Obligations would be allowed in such Insolvency or Liquidation Proceeding) (other than inchoate or contingent or reimbursable obligations for which no claim has been asserted) accruing on or with respect to, all Indebtedness under the Note Documents, in all cases under this clause (a) to the extent constituting Excess Note Obligations;

(b) payment in full in cash of all other Excess Note Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than inchoate or contingent or reimbursable obligations for which no claim has been asserted by any of the Note Claimholders), in each case, whether or not such amounts are allowed or allowable under any Bankruptcy Law or in any such Insolvency or Liquidation Proceeding;

(c) termination or expiration of all commitments, if any, to extend credit that would constitute Excess Note Obligations;

(d) receipt by Note Security Agent of cash collateral in such amount as Note Security Agent determines is reasonably necessary to secure the Note Claimholders in respect of indemnification obligations of the Notes Parties as to matters or circumstances known at such time to Note Security Agent which would reasonably be expected to result in any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) to the Note Claimholders;

provided, however, that notwithstanding the foregoing, Discharge of Excess Note Obligations shall not be deemed to have occurred unless all of the foregoing claims have actually been paid in full in cash (or if applicable, fully cash collateralized in accordance with the provisions of the Note Documents), whether or not such amounts are allowed or disallowed vis-a-vis any Grantor, and notwithstanding any discharge of any or all such claims pursuant to section 1141(d) of the Bankruptcy Code or otherwise.

“Discharge of Note Obligations” means, except to the extent otherwise expressly provided in Section 5.6, each of the following has occurred:

(a) payment in full in cash of the principal of, and or any interest, premiums, fees, costs and expenses (and reimbursement obligations with respect thereto), indemnification obligations, and other amount and charges (including Post-Petition Obligations, whether or not such Post-Petition Obligations would be allowed in such Insolvency or Liquidation Proceeding) (other than inchoate or contingent or reimbursable obligations for which no claim has been asserted) accruing on or with respect to, all Indebtedness under the Note Documents, in all cases under this clause (a) to the extent constituting Note Obligations;

(b) payment in full in cash of all other Note Obligations (or cash collateralization in accordance with the Note Documents) that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than inchoate or contingent or reimbursable obligations for which no claim has been asserted by any of the Note Claimholders), in each case, whether or not such amounts are allowed or allowable under any Bankruptcy Law or in any such Insolvency or Liquidation Proceeding;

(c) termination or expiration of all commitments, if any, to extend credit that would constitute Note Obligations; and

(d) receipt by Note Security Agent of cash collateral in such amount as Note Security Agent determines is reasonably necessary to secure the Note Claimholders in respect of indemnification obligations of the Notes Parties as to matters or circumstances known at such time to Note Security Agent which would reasonably be expected to result in any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) to the Note Claimholders;

provided, however, that notwithstanding the foregoing, Discharge of Note Obligations shall not be deemed to have occurred unless all of the foregoing claims have actually been paid in full in cash (or if applicable, fully cash collateralized in accordance with the provisions of the Note Documents), whether or not such amounts are allowed or disallowed vis-a-vis any Grantor, and notwithstanding any discharge of any or all such claims pursuant to section 1141(d) of the Bankruptcy Code or otherwise.

“Discharge of Prior Lien Obligations” means (a) with respect to the ABL Priority Collateral as it relates to the Note Claimholders, the Discharge of ABL Obligations; and (b) with respect to the Note Priority Collateral as it relates to the ABL Claimholders, the Discharge of Note Obligations.

“Disposition” has the meaning set forth in Section 5.1(b).

“Enforcement Action” means any action to:

(a) foreclose, execute, levy, or collect on, take possession or control of (other than for purposes of perfecting a Lien thereon), sell or otherwise realize upon (judicially or non-judicially), or lease, license, or otherwise dispose of (whether publicly or privately), Collateral or otherwise exercise or enforce remedial rights with respect to Collateral under the ABL Loan Documents or the Note Documents (including by way of setoff, recoupment, notification of a public or private sale or other disposition pursuant to the UCC or other applicable law, notification to Account Debtors, notification to depository banks under deposit account control agreements (subject to the proviso below), or exercise of rights under landlord consents, if applicable);

(b) solicit bids from third Persons, approve bid procedures for any proposed disposition of Collateral, to conduct the liquidation or disposition of Collateral or engage or retain sales brokers, marketing agents, investment bankers, accountants, auctioneers, or other third Persons for the purposes of marketing, promoting, and selling Collateral;

(c) receive a transfer of Collateral in satisfaction of Indebtedness or any other Obligation secured thereby;

(d) otherwise enforce a security interest or exercise another right or remedy, as a secured creditor or otherwise, pertaining to the Collateral at law, in equity, or pursuant to the ABL Loan Documents or Note Documents (including the commencement of applicable legal proceedings or other actions with respect to all or any portion of the Collateral to facilitate the actions described in the preceding clauses, and exercising voting rights in respect of equity interests comprising Collateral); or

(e) the Disposition of Collateral by any Grantor after the occurrence and during the continuation of an event of default under the ABL Loan Documents or the Note Documents with the consent of ABL Agent or Note Security Agent, as applicable;

provided, however, that notwithstanding the foregoing, none of the following shall constitute an Enforcement Action: (i) the establishment or modification of (x) borrowing base and/or availability reserves or other reserves against collateral, (y) eligibility criteria for Accounts or Inventory, or (z) other conditions for advances; (ii) the changing of advance rates or advance sub-limits; (iii) the imposition of a default rate or late fee; (iv) the collection and application (including pursuant to “cash dominion” provisions) of Accounts or other monies deposited from time to time in Deposit Accounts or Securities Accounts, in each case, against the ABL Obligations pursuant to the provisions of the ABL Loan Documents (including the notification of Account Debtors, depositary institutions or any other Person to deliver proceeds of Collateral to ABL Agent); (v) the cessation of lending pursuant to the provisions of the ABL Loan Documents, including upon the occurrence of a default or the existence of an over-advance; (vi) the filing of a proof of claim in any Insolvency or Liquidation Proceeding; (vii) unless an event of default under and as defined in the ABL Loan Documents or the Note Documents has occurred and is continuing, the consent by ABL Agent to disposition by any Grantor of any of the ABL Priority Collateral or the consent by Note Security Agent to disposition by any Grantor of any of the Note Priority Collateral; (viii) the acceleration of the Note Obligations, the Excess Note Obligations, the ABL Obligations, or the Excess ABL Obligations; and (ix) the commencement or filing or joining with other Persons in the commencement or filing of a petition in an Insolvency or Liquidation Proceeding in the exercise of any remedies as an unsecured creditor.

“Enforcement Notice” means a written notice delivered by (i) ABL Agent, at a time when an ABL Default has occurred and is continuing, to Note Security Agent announcing that such ABL Agent intends to commence an Enforcement Action against the ABL Priority Collateral and specifying the relevant event of default; or (ii) Note Security Agent, at a time when a Note Default has occurred and is continuing, to ABL Agent announcing that such Note Security Agent intends to commence an Enforcement Action against the Note Priority Collateral and specifying the relevant event of default.

“Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities).

“Excess ABL Obligations” means any Obligations (x) constituting ABL Principal Obligations to the extent exceeding the ABL Priority Principal Obligations, and (y) constituting ABL Direct Interest Obligations to the extent exceeding the ABL Priority Interest Obligations.

“Excess Additional Notes Collateral Debt Obligations” means any Obligations (x) constituting Additional Notes Collateral Principal Obligations to the extent exceeding the Additional Notes Collateral Priority Principal Obligations, and (y) constituting Additional Notes Collateral Direct Interest Obligations to the extent exceeding the Additional Notes Collateral Priority Interest Obligations.

“Excess Initial Note Obligations” means any Obligations (x) constituting Initial Note Principal Obligations to the extent exceeding the Initial Note Priority Principal Obligations, and (y) constituting Initial Note Direct Interest Obligations to the extent exceeding the Initial Note Priority Interest Obligations.

“Excess Note Obligations” means any Obligations consisting of Excess Additional Notes Collateral Debt Obligations or Excess Initial Note Obligations.

“Foreign Subsidiary” means any Subsidiary other than a U.S. Subsidiary.

“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

“Grantors” means the Company, each of the Borrower Subsidiaries, each of the Guarantor Subsidiaries and each other Person that has or may from time to time hereafter execute and deliver any ABL Collateral Document and/or Note Collateral Document as a “grantor” or “pledgor” (or the equivalent thereof) to secure any ABL Obligations, Excess ABL Obligations, Note Obligations and/or Excess Note Obligations, as the context may require.

“Guarantor Subsidiaries” means each Subsidiary of the Company that has executed and delivered or may from time to time hereafter execute and deliver any ABL Loan Document and/or Note Document as a “guarantor” (or the equivalent thereof).

“Indebtedness” means and includes all indebtedness for borrowed money; for the avoidance of doubt, “Indebtedness” shall not include reimbursement or other obligations in respect of letters of credit or the ABL Bank Product Obligations.

“Initial Note Cap Amount” means (x) the sum of (i) $78,125,000, plus (ii) if the Company or any other Notes Party shall be subject to any Insolvency or Liquidation Proceeding, $7,812,500, minus (y) the amount of all payments in respect of the Initial Note Principal Obligations (other than payments of such Initial Note Obligations in connection with a Refinancing thereof pursuant to Section 5.6 hereof and any payments that are rescinded or required to be returned).

“Initial Note Claimholders” means, at any relevant time, the holders of Note Obligations or Excess Note Obligations at that time, including the Note Security Agent, the Note Trustee, the Note Holders, and the other agents and arrangers under the Note Documents.

“Initial Note Collateral Documents” means the Security Documents (as defined in the Initial Note Indenture) and any other agreement, document or instrument pursuant to which a Lien is granted by any Grantor securing any Note Obligations and/or the Excess Note Obligations or under which rights or remedies with respect to such Liens are governed (other than this Agreement).

“Initial Note Direct Interest Obligations” has the meaning set forth in the definition of “Initial Note Obligations”.

“Initial Note Documents” means the Note Indenture, the Note Collateral Documents, the Additional Notes Collateral Debt Documents and each of the other agreements, documents and instruments providing for or evidencing any other Note Obligation and/or Excess Note Obligations, and any other document or instrument executed or delivered at any time in connection with any Note Obligations and/or Excess Note Obligations, including any intercreditor or joinder agreement among holders of Note Obligations and/or Excess Note Obligations to the extent such are effective at the relevant time, as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Initial Note Indenture” means the Note Indenture as defined in the Recitals to this Agreement, as it may have been or may hereafter be from time to time amended, restated, amended and restated, supplemented, or otherwise modified from time to time in a manner not prohibited by this Agreement.

“Initial Note Obligations” means (a) the aggregate principal amount of Notes outstanding under the Initial Note Indenture, (b) all interest, premiums, fees, costs and expenses (and reimbursement obligations with respect thereto), indemnification obligations, and other amounts or charges payable by Notes Parties under the Initial Note Documents, and (c) all other obligations and liabilities of any kind owing by Notes Parties pursuant to the Initial Note Documents (including all “Note Obligations” as defined in the Initial Note Indenture as in effect on the date hereof), whether now existing or hereafter arising, whether evidenced by a note or other writing, whether arising from an extension of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several, including Post-Petition Obligations with respect to the Obligations described in clauses (a) through (c), whether or not allowed in any Insolvency or Liquidation Proceeding. Notwithstanding the foregoing, if the sum of all Indebtedness for borrowed money constituting principal outstanding at any applicable time under the Note Indenture and the other Initial Note Documents (including all Capitalized Interest Obligations and Capitalized Other Obligations outstanding under the Initial Note Indenture and the other Initial Note Documents) (collectively, the “Initial Note Principal Obligations”) is in excess of, in the aggregate, the sum of (1) the Initial Note Cap Amount, plus (2) the amount of all Capitalized Interest Obligations and all Capitalized Other Obligations that have been added to the outstanding principal balance under the Initial Note Indenture and the other Initial Note Documents through such time then (x) only that portion of such Initial Note Principal Obligations not in excess of such sum (collectively, the “Initial Note Priority Principal Obligations”) shall be included in the Initial Note Obligations, and (y) with respect to any interest, premiums, and fees that directly relate to the Indebtedness for borrowed money outstanding under the Initial Note Documents (including any interest accruing on any Capitalized Interest Obligations and all Capitalized Other Obligations that have been added to the outstanding principal balance under the Initial Note Indenture and the other Initial Note Documents) (collectively, the “Initial Note Direct Interest Obligations”), only that portion of such Initial Note Direct Interest Obligations with respect to the Initial Note Priority

Principal Obligations shall be included in the Initial Note Obligations (collectively, the “Initial Note Priority Interest Obligations”), provided that, for the avoidance of doubt, (A) any and all premiums, fees, costs and expenses (and reimbursement obligations with respect thereto), indemnification obligations, and other amounts and charges owing by the Notes Parties pursuant to the Initial Note Documents that are not directly related to any particular Indebtedness for borrowed money outstanding under the Initial Note Documents (whether or not converted at any time to Capitalized Other Obligations) shall at all times and under all circumstances be included in the Initial Note Obligations, and (B) no interest (whether or not converted at any time to Capitalized Interest Obligations) in respect of outstanding principal advances that at any time accrues and becomes owing with respect to Initial Note Principal Obligations outstanding at any time that do not constitute Initial Note Priority Principal Obligations at such time (nor any further interest accruing on such interest) shall constitute Initial Note Obligations, Initial Note Priority Principal Obligations, or Initial Note Priority Interest Obligations at any time; and; provided, further, that, for purposes of the foregoing calculation, the aggregate principal amount of any such Indebtedness described therein that is denominated in a foreign currency shall be measured based on the original principal amount of the borrowing thereof.

“Initial Note Principal Obligations” has the meaning set forth in the definition of “Initial Note Obligations”.

“Initial Note Priority Interest Obligations” has the meaning set forth in the definition of “Initial Note Obligations”.

“Initial Note Priority Principal Obligations” has the meaning set forth in the definition of “Initial Note Obligations”.

“Initial Note Security Agent” means (i) Note Security Agent as defined in the Preamble to this Agreement and (ii) any new Note Security Agent identified by the Company pursuant to Section 5.6(b), in each case, together with any successor(s) thereto in such capacity appointed in accordance with the applicable Initial Note Documents.

“Initial Note Trustee” means the Initial Note Trustee as defined in the Recitals to this Agreement, together with any successor(s) thereto in such capacity appointed in accordance with the applicable Initial Note Documents.

“Insolvency or Liquidation Proceeding” means any case or proceeding commenced by or against a Person under any state, federal or foreign law for, or any agreement of such Person to, (a) the entry of an order for relief under the Bankruptcy Code, or any other insolvency, debtor relief or debt adjustment law; (b) the appointment of a receiver, trustee, liquidator, administrator, conservator or other custodian for such Person or any part of its Property; or (c) an assignment or trust mortgage for the benefit of creditors.

“Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, the computer software and any registered internet domain names, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Lien” means any lien (including, judgment liens and liens arising by operation of law), mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, call, trust, (contractual, statutory, deemed, equitable, constructive, resulting or otherwise), UCC financing statement or other preferential arrangement having the practical effect of any of the foregoing, including any right of set-off or recoupment.

“Mortgaged Premises” means any Real Estate Asset which shall now or hereafter be subject to a Note Mortgage.

“Note Cap Amount” means at any time the sum of (i) the maximum amount of Additional Notes Collateral Debt Priority Principal Obligations permissible hereunder at such time, plus (ii) the maximum amount of Initial Note Priority Principal Obligations permissible hereunder at such time, plus (iii) if the Company or any other Notes Party shall be subject to any Insolvency or Liquidation Proceeding, $7,812,500.

“Note Claimholders” means, collectively, the Initial Note Claimholders and Additional Notes Claimholders.

“Note Collateral Documents” means, collectively, the Initial Note Collateral Documents and the Additional Notes Collateral Debt Collateral Documents.

“Note Declined Liens” has the meaning set forth in Section 2.3.

“Note Default” means an “Event of Default” as defined in the Note Indenture, Additional Notes Collateral Debt Agreement or any similar event or condition set forth in any other Note Document which causes, or permits holders of the applicable Note Obligations outstanding thereunder to cause, the Note Obligations outstanding thereunder to become immediately due and payable.

“Note Documents” means, collectively, the Initial Note Documents and the Additional Notes Collateral Debt Documents.

“Note Excluded Assets” means any “Excluded Property” as defined in the Note Collateral Documents and any other property excluded from the Liens granted by the Grantors pursuant to the Note Collateral Documents.

“Note General Intangibles” means all general intangibles (including Intellectual Property) which are not ABL Priority Collateral.

“Note Holders” means the “Holders” under and as defined in the Note Indenture.

“Note Indenture” means (A) each of (i) the Initial Note Indenture as defined in the Recitals to this Agreement, and (ii) any Additional Notes Collateral Debt Agreement, and (B) any Replacement Note Indenture under Section 5.6 hereof, as it may be from time to time amended, restated, amended and restated, supplemented or otherwise modified from time to time in a manner not prohibited by this Agreement.

“Note Mortgages” means all mortgages, deeds of trust and other documents under which a Lien on real property is granted to secure the Note Obligations.

“Note Obligations” means the Initial Note Obligations and the Additional Notes Collateral Debt Obligations.

“Notes Party” means each “Notes Party” under and as defined in the Note Indenture.

“Note Priority Collateral” means the following property of any Grantor (including, for the avoidance of doubt, any such assets that, but for the application of Section 552 of the Bankruptcy Code, would constitute Note Priority Collateral): (i) all present and future Equity Interests in all present and future direct and indirect Subsidiaries of the Company (to the extent constituting Collateral from time to time under the Note Document and ABL Loan Documents); (ii) all present and future Indebtedness owing to the Company or another Grantor by any other Grantor or Subsidiary thereof (except to the extent constituting ABL Priority Collateral under clauses (i), (ii) or (iii) or such definition or proceeds thereof); (iii) all other present and future property and assets not constituting ABL Priority Collateral, real and personal, of any Grantor, whether real, personal or mixed, including, but not limited to, each of the following to the extent not constituting ABL Priority Collateral: Commercial Tort Claims, machinery and equipment, goods, the Note Priority Collateral Account, fixtures, financial assets, General Intangibles, Investment Property, intellectual property, Letters of Credit, Letter of Credit Rights, license rights, Chattel Paper, insurance proceeds, contract rights, hedge agreements, Documents, Instruments, Supporting Obligations and indemnification rights; (iv) all books, records and documents related to the foregoing (including databases, customer lists and other records, whether tangible or electronic, which contain any information relating to any of the foregoing); and (v) all Proceeds and products of any or all of the foregoing in whatever form received, including insurance and claims against third parties (but limited to 70% of all proceeds of business interruption insurance); provided that the Note Priority Collateral shall not include the Note Excluded Assets.

“Note Priority Collateral Account” means a deposit or securities account which will be used solely for deposit of identifiable proceeds of Note Priority Collateral, but excluding any identifiable proceeds of ABL Priority Collateral deposited therein or credited thereto.

“Note Retained Indemnification Interest” has the meaning set forth in Section 6.2(b).

“Note Retained Interest” has the meaning set forth in Section 6.2(e).

“Note Security Agent” means (i) Initial Note Security Agent, (ii) any Additional Notes Collateral Debt Representative and (iii) any new Note Security Agent identified by the Company pursuant to Section 5.6(b), in each case, together with any successor(s) thereto in such capacity appointed in accordance with the applicable Note Documents.

“Note Specified Blocked Account” means “Specified Blocked Account” as defined in the Initial Note Indenture, but excluding any identifiable proceeds of ABL Priority Collateral deposited therein or credited thereto.

“Note Standstill Period” has the meaning set forth in Section 3.2.

“Note Trustee” means (i) the Initial Note Trustee (as defined in the Recitals to this Agreement), and (ii) any new Initial Note Trustee identified by the Company pursuant to Section 5.6(b), in each case, together with any successor(s) thereto in such capacity appointed in accordance with the applicable Initial Note Documents.

“Obligations” means all obligations of every nature of each Grantor from time to time owed to any agent or trustee, the ABL Claimholders, the Note Claimholders or any of them or their respective Affiliates under the ABL Loan Documents, the Note Documents, documents evidencing the ABL Bank Product Obligations, in each case, whether for principal, reimbursement or cash collateralization of letters of credit and similar instruments, interest, premiums, payments for early termination of the ABL Bank Product Obligations consisting of hedging obligations, fees, costs and expenses (and reimbursement obligations with respect thereto), indemnification obligations, or otherwise and all guarantees of any of the foregoing and including any and all applicable Post-Petition Obligations included in or accruing in connection with any of the foregoing. For the avoidance of doubt, the term “Obligations” shall include all ABL Obligations, all Excess ABL Obligations, all Note Obligations and all Excess Note Obligations.

“Patent Licenses” means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent or patents owned by a third party.

“Patents” means each of the following that is owned by any Grantor: (i) all letters patent of the United States, any other country or group of countries or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith; (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof; and (iii) all rights to obtain any reissues or extensions of the foregoing.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, limited partnership, Governmental Authority or other entity.

“Pledged Collateral” has the meaning set forth in Section 5.5.

“Post-Petition Obligations” means interest, premiums, fees, costs and expenses (and reimbursement obligations with respect thereto), indemnification obligations, and other charges owing by any Grantor(s) that pursuant to the ABL Credit Documents and/or ABL Bank Product Obligation or the Note Documents, as applicable, continue to accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest, fees, costs and expenses (and reimbursement obligations with respect thereto), indemnification obligations, and other charges are allowed or allowable under the Bankruptcy Law or in any such Insolvency or Liquidation Proceeding.

“Prior Lien Agent” means (i) as it relates to ABL Agent and the other ABL Claimholders with respect to all matters relating to the Note Priority Collateral (but not the ABL Priority Collateral) prior to the Discharge of Note Obligations, Note Security Agent; and (ii) as it relates to Note Security Agent and the other Note Claimholders with respect to all matters relating to the ABL Priority Collateral (but not the Note Priority Collateral) prior to the Discharge of ABL Obligations, ABL Agent.

“Prior Lien Claimholders” means (i) as it relates to the ABL Claimholders with respect to all matters relating to the Note Priority Collateral (but not the ABL Priority Collateral) prior to the Discharge of Note Obligations, the Note Claimholders; and (ii) as it relates to the Note Claimholders with respect to all matters relating to the ABL Priority Collateral (but not the Note Priority Collateral) prior to the Discharge of ABL Obligations, the ABL Claimholders.

“Prior Lien Collateral” means with respect to any Person, all Collateral with respect to which (and only for so long as) such Person is a “Prior Lien Claimholder” as provided in the definition thereof.

“Prior Lien Loan Documents” means (i) as it relates to the ABL Claimholders with respect to all matters relating to the Note Priority Collateral (but not the ABL Priority Collateral) prior to the Discharge of Note Obligations, the Note Documents; and (ii) as it relates to the Note Claimholders with respect to all matters relating to the ABL Priority Collateral (but not the Note Priority Collateral) prior to the Discharge of ABL Obligations, the ABL Loan Documents.

“Prior Lien Obligations” means (i) as it relates to the ABL Obligations with respect to all matters relating to the Note Priority Collateral (but not the ABL Priority Collateral) prior to the Discharge of Note Obligations, the Note Obligations; and (ii) as it relates to the Note Obligations with respect to all matters relating to the ABL Priority Collateral (but not the Note Priority Collateral) prior to the Discharge of ABL Obligations, the ABL Obligations.

“Real Estate Asset” means, at any time of determination, any interest (fee, leasehold or otherwise) of any Grantor in any real property, including Mortgaged Premises, distribution centers and warehouses and corporate headquarters and administrative offices.

“Receivables” means (i) any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account), (ii) all amounts at any time payable to any Grantor in respect of the sale or other disposition of any Account, (iii) all interest, fees, late charges, penalties, collection fees and other amounts due or to become due or otherwise payable in connection with any Account, (iv) all Payment Intangibles, and (v) all rights to payment from an issuer of a credit card, charge card or debt card resulting from charges by a customer of any Grantor in connection with the sale of ABL Priority Collateral or any provision of services by a Grantor.

“Recovery” has the meaning set forth in Section 7.4.

“Refinance” means, in respect of any Indebtedness, letters of credit, hedging and/or cash management obligation, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other Indebtedness, letters of credit, hedging and/or cash management obligation in exchange or replacement for, such Indebtedness, letters of credit, hedging and/or cash management obligation in whole or in part regardless of whether the principal amount of such Refinancing Indebtedness, letters of credit, hedging and/or cash management obligation is the same, greater than or less than the principal amount of the Refinanced Indebtedness, the face amount of the Refinanced letters of credit or the amount of hedging and/or cash management exposure. “Refinanced” and “Refinancing” shall have correlative meanings.

“Replacement ABL Credit Agreement” means any ABL Credit Agreement executed and delivered in connection with any Refinancing of the ABL Obligations and/or Excess ABL Obligations made in accordance with the terms of this Agreement and the Note Documents (or, in the event the Discharge of ABL Obligations has occurred, any credit agreement governing and/or evidencing a replacement ABL revolving credit facility that would have been permitted as a Refinancing of the ABL Obligations and/or Excess ABL Obligations made in accordance with the terms of this Agreement and the Note Documents had such Discharge of ABL Obligations not occurred).

“Replacement Note Indenture” means any Note Indenture executed and delivered in connection with any Refinancing of the Note Obligations and/or Excess Note Obligations made in accordance with the terms of this Agreement and the ABL Documents (or, in the event the Discharge of Note Obligations has occurred, any credit agreement, debt facility, indenture and/or commercial paper facility governing and/or evidencing a replacement term debt/notes facility that would have been permitted as a Refinancing of the Note Obligations and/or Excess Note Obligations made in accordance with the terms of this Agreement and the ABL Documents had such Discharge of Note Obligations not occurred).

“Requisite ABL Claimholders” means the “Required Lenders” under and as defined in the ABL Credit Agreement on the date hereof.

“Requisite Note Claimholders” means the Note Holders of at least a majority in the aggregate principal amount of the “Notes” (as defined in the Note Indenture as of the date hereof) then outstanding under the Note Indenture and the aggregate principal amount of the Additional Notes Collateral Principal Obligations.

“Subordinated Lien Agent” means (i) with respect to all matters relating to the ABL Priority Collateral (but not the Note Priority Collateral) prior to the Discharge of ABL Obligations, Note Security Agent; and (ii) with respect to all matters relating to the Note Priority Collateral (but not the ABL Priority Collateral) prior to the Discharge of Note Obligations, ABL Agent.

“Subordinated Lien Claimholders” means (i) with respect to all matters relating to the ABL Priority Collateral (but not the Note Priority Collateral) prior to the Discharge of ABL Obligations, the Note Claimholders; and (ii) with respect to all matters relating to the Note Priority Collateral (but not the ABL Priority Collateral) prior to the Discharge of Note Obligations, the ABL Claimholders.

“Subordinated Lien Collateral” means with respect to any Person, all Collateral with respect to which (and only for so long as) such Person is a “Subordinated Lien Claimholder” as provided in the definition thereof.

“Subordinated Lien Loan Documents” means (i) with respect to all matters relating to the ABL Priority Collateral (but not the Note Priority Collateral) prior to the Discharge of ABL Obligations, the Note Documents; and (ii) with respect to all matters relating to the Note Priority Collateral (but not the ABL Priority Collateral) prior to the Discharge of Note Obligations, the ABL Loan Documents.

“Subordinated Lien Obligations” means (i) with respect to all matters relating to the ABL Priority Collateral (but not the Note Priority Collateral) prior to the Discharge of ABL Obligations, the Note Obligations; and (ii) with respect to all matters relating to the Note Priority Collateral (but not the ABL Priority Collateral) prior to the Discharge of Note Obligations, the ABL Obligations.

“Subsidiary” means, as to any Person, any entity more than 50% of whose voting securities or Equity Interests is owned by the Company (including indirect ownership through other entities in which the Company directly or indirectly owns more than 50% of the voting securities or Equity Interests).

“Third Party Purchaser” has the meaning set forth in Section 3.3.

“Trade Secrets” means all confidential and proprietary information, including know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information.

“Trademark License” means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark or trademarks owned by a third party.

“Trademarks” means each of the following that is owned by any Grantor: (i) all trademarks, trade names, trade dress, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the U.S. Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or group of countries or any political subdivision thereof, or otherwise, and all common-law rights related thereto; and (ii) the right to obtain all renewals thereof.

“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

“U.S. Subsidiary” means any Subsidiary that is organized under the laws of the United States of America or any state thereof or the District of Columbia.

“Use Period” means the period, with respect to any Note Priority Collateral (but, in the case of Real Estate Assets, only if such Real Estate Assets are Mortgaged Premises), which begins on the day on which ABL Agent provides Note Security Agent with an Enforcement Notice and ends on the earliest of (A) the 180th day after such date; provided, however, that such 180 day period shall be tolled during any period during which ABL Agent is stayed or otherwise prohibited by law or court order from exercising remedies with respect to such Note Priority Collateral; (B) the date on which all or substantially all of the ABL Priority Collateral is sold, collected or liquidated; and (C) the Discharge of ABL Obligations.

1.2 Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:

(a) any definition of or reference herein to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as amended, restated, amended and restated, supplemented or otherwise modified from time to time and any reference herein to any statute or regulations shall include any amendment, renewal, extension or replacement thereof;

(b) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns from time to time;

(c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

(d) all references herein to Sections shall be construed to refer to Sections of this Agreement;

(e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights;

(f) any reference herein to ABL Agent on behalf of the ABL Claimholders shall be understood to mean only on behalf of itself and the ABL Claimholders for which such ABL Agent is acting as agent under the related ABL Loan Documents or any ABL Collateral Documents; and

(g) any reference herein to Note Security Agent on behalf of the Note Claimholders shall be understood to mean only on behalf of itself and the Note Claimholders for which such Note Security Agent is acting as agent under the related Note Documents or any Note Collateral Documents.

SECTION 2

LIEN PRIORITIES

2.1 Relative Priorities. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the ABL Obligations, the Excess ABL Obligations, the Note Obligations and/or the Excess Note Obligations on the Collateral and notwithstanding any provision of the UCC, or any other applicable law or the ABL Loan

Documents or the Note Documents or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the ABL Obligations or the Note Obligations, the subordination of such Liens to any Liens securing other obligations or any other circumstance whatsoever, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, ABL Agent, on behalf of itself and the ABL Claimholders represented by it, and Note Security Agent, on behalf of itself and the Note Claimholders represented by it, each hereby agree that:

(a) Subject to clause (c) below, any Lien on the ABL Priority Collateral securing any ABL Obligations now or hereafter held by or on behalf of ABL Agent or any ABL Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the ABL Priority Collateral securing any Note Obligations or any Excess Note Obligations;

(b) subject to clause (d) below, any Lien on the Note Priority Collateral securing any Note Obligations now or hereafter held by or on behalf of Note Security Agent, any Note Claimholders or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects to all Liens on the Note Priority Collateral securing any ABL Obligations or any Excess ABL Obligations;

(c) any Lien on the ABL Priority Collateral securing any Excess ABL Obligations now or hereafter held by or on behalf of ABL Agent or any ABL Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to any Lien on the ABL Priority Collateral securing any Note Obligations, but shall be senior in all respects to any Lien on the ABL Priority Collateral securing any Excess Note Obligations; and

(d) any Lien on the Note Priority Collateral securing any Excess Note Obligations now or hereafter held by or on behalf of Note Security Agent or any Note Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to any Lien on the Note Priority Collateral securing any ABL Obligations, but shall be senior in all respects to any Lien on the Note Priority Collateral securing any Excess ABL Obligations.

(e) Notwithstanding anything herein to the contrary but without in any way changing the priorities among the ABL Obligations and the Note Obligations and solely within the Note Obligations, so long as the Discharge of Additional Notes Collateral Debt Obligations has not occurred, (x) any Lien on the Collateral securing any Additional Notes Collateral Debt Obligations, now or hereafter held by or on behalf of Additional Notes Collateral Debt Representative or any Additional Notes Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any of the Initial Note Obligations and (y) any Lien on the Collateral securing any Initial Note Obligations, now or hereafter held by or on behalf of Initial Note Security Agent or any Initial Note Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to any Lien on the Collateral securing any of the Additional Notes Collateral Debt Obligations.

2.2 Prohibition on Contesting Liens & Claims; No Marshaling. Each of ABL Agent, for itself and on behalf of each other ABL Claimholder represented by it, and Note Security Agent, for itself and on behalf of each other Note Claimholder represented by it, agrees that it will not (and hereby waives any right to) directly or indirectly contest, or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity, perfection, extent or enforceability of a Lien held, or purported to be held, by or on behalf of any of the ABL Claimholders in the Collateral or the ABL Exclusive Priority Cash Collateral or by or on behalf of any of the Note Claimholders in the Collateral or Real Estate Assets, as the case may be, or the amount, nature or extent of the ABL Obligations, Excess ABL Obligations, Note Obligations or Excess Note Obligations or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of (i) ABL Agent or any ABL Claimholder or (ii) Note Security Agent or any Note Claimholder to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing (a) the ABL Obligations and the Excess ABL Obligations as provided in Sections 2.1(a), 2.1(c) and 3.1 and (b) the Note Obligations and the Excess Note Obligations as provided in Sections 2.1(b), 2.1(d) and 3.2. Until the Discharge of Prior Lien Obligations, neither (x) Note Security Agent nor any Note Claimholder with respect to the ABL Priority Collateral nor (y) ABL Agent nor any ABL Claimholder with respect to the Note Priority Collateral will assert any marshaling, appraisal, valuation or other similar right that may otherwise be available to a junior secured creditor.

2.3 No New Liens. So long as the Discharge of Prior Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor (except that any Liens securing DIP Financing shall be governed by Section 7.1 hereof not this Section 2.3), the parties hereto agree that the Company shall not, and shall not permit any other Grantor to:

(a) subject to Section 2.5 hereof, grant or permit any additional Liens on any asset or property to secure any Note Obligation or any Excess Note Obligations unless it has granted or concurrently grants a Lien on such asset or property to secure all of the ABL Obligations and Excess ABL Obligations, the parties hereto agreeing that any such Lien shall be subject to Section 2.1 hereof; provided that this provision will not be violated with respect to any Lien securing any Note Obligations or any Excess Note Obligations if ABL Agent is given a reasonable opportunity to accept a Lien on any asset or property and either the Company or ABL Agent not receiving the Lien states in writing that the applicable ABL Loan Documents prohibit ABL Agent from accepting a Lien on such asset or property, or ABL Agent otherwise expressly declines to accept a Lien on such asset or property (any such prohibited or declined Liens, an “ABL Declined Lien”); or

(b) subject to Section 2.5 hereof, grant or permit any additional Liens on any asset or property to secure any ABL Obligation or any Excess ABL Obligations unless it has granted or concurrently grants a Lien on such asset or property to secure all of the Note Obligations and Excess Note Obligations, the parties hereto agreeing that any such Lien shall be subject to Section 2.1 hereof; provided that this provision will not be violated with respect to any Lien securing any ABL Obligations or any Excess ABL Obligations if Note Security Agent is given a reasonable opportunity to accept a Lien on any asset or property and either the Company or Note Security Agent not receiving the Lien states in writing that the applicable Note Documents prohibit Note Security Agent from accepting a Lien on such asset or property, or Note Security Agent otherwise expressly declines to accept a Lien on such asset or property (any such prohibited or declined Lien, a “Note Declined Lien” and, together with the ABL Declined Liens, the “Declined Liens”).

To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to (i) ABL Agent and/or the ABL Claimholders or (ii) Note Security Agent and/or the Note Claimholders, each agree that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.

Notwithstanding anything in this Agreement to the contrary, Deposit Accounts or Securities Accounts holding cash and/or cash equivalents may be pledged to secure ABL Obligations and Excess ABL Obligations consisting of (and solely limited to) (i) reimbursement obligations in respect of letters of credit and swing line loans issued under the ABL Credit Agreement and/or (ii) any obligations of lenders participating in the facilities under which such letters of credit are issued and swing loans made, in each case under the ABL Credit Agreement, which may be pledged without granting a Lien thereon to secure any other ABL Obligations or Excess ABL Obligations or any Note Obligations or Excess Note Obligations (cash and cash equivalents so pledged, the “ABL Exclusive Priority Cash Collateral”).

2.4 Similar Liens and Agreements. The parties hereto agree that, subject to Sections 2.3 and 2.5, it is their intention that the Collateral that is subject to Liens supporting the ABL Obligations, the Excess ABL Obligations, the Note Obligations and the Excess Note Obligations be identical. In furtherance of the foregoing and of Section 9.9, the parties hereto agree, subject to the other provisions of this Agreement:

(a) upon request by ABL Agent or Note Security Agent, as applicable, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the ABL Priority Collateral and the Note Priority Collateral, as applicable, and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the ABL Loan Documents and the Note Documents, as applicable; and

(b) that the documents and agreements creating or evidencing the Liens on the ABL Priority Collateral and the Note Priority Collateral and guarantees for the ABL Obligations, the Excess ABL Obligations, the Note Obligations and the Excess Note Obligations shall be in all material respects the same forms of documents other than with respect to the asset-based lending and the senior secured notes nature of the Obligations thereunder.

2.5 Collateral Differences.

(a) Notes Specified Blocked Account. The parties hereto also agree that (i) the Company granted Liens upon the Notes Specified Blocked Account to secure the Note Obligations and the Excess Note Obligations but not the ABL Obligations or the Excess ABL Obligations and (ii) neither the ABL Obligations nor the Excess ABL Obligations will be secured by the Lien upon the Note Specified Blocked Account.

(b) Real Estate Assets. The parties hereto also agree that (i) the Company and the other Grantors may hereafter grant Liens upon their Real Estate Assets to secure the Note Obligations and the Excess Note Obligations and ABL Agent may decline to accept a Lien to secure the ABL Obligations or the Excess ABL Obligations on such Real Estate Assets pursuant to Section 2.3(a) and (ii) neither the ABL Obligations nor the Excess ABL Obligations will be secured by a Lien upon Real Estate Assets if such Real Estate Assets are not required pursuant to the ABL Loan Documents as in effect at the applicable time to be subject to a Lien securing the ABL Obligations.

2.6 Perfection of Liens. Except for the arrangements contemplated by Section 5.5, none of ABL Agent or the ABL Claimholders shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Collateral for the benefit of Note Security Agent or the Note Claimholders, and none of Note Security Agent or the Note Claimholders shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Collateral for the benefit of ABL Agent or the ABL Claimholders. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the ABL Claimholders on the one hand and the Note Claimholders on the other hand and such provisions shall not impose on ABL Agent, the ABL Claimholders, Note Security Agent, the Note Claimholders or any agent or trustee therefor any obligations in respect of the disposition of proceeds of any Collateral which would conflict with prior-perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

SECTION 3

ENFORCEMENT

3.1 Restrictions on Exercise of Remedies By Note Security Agent and Note Claimholders.

(a) Until the Discharge of ABL Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, Note Security Agent and the Note Claimholders represented by it:

(i) will not commence or maintain, or seek to commence or maintain, any Enforcement Action or otherwise exercise any rights or remedies with respect to the ABL Priority Collateral; provided that Note Security Agent may commence an Enforcement Action or otherwise exercise any or all such rights or remedies, in each case, with respect to ABL Priority Collateral, after the passage of a period of at least 180 days since the later of: (x) the date on which all outstanding Notes issued under the Note Indenture have become due and payable following a Note Default under the Note Indenture; and (y) the date on which ABL Agent received notice from the Note Security Agent of such Note Default and acceleration (the “ABL Standstill Period”); provided, further, that notwithstanding anything herein to the contrary, in no event shall Note

Security Agent or any Note Claimholder take any Enforcement Action with respect to the ABL Priority Collateral if, notwithstanding the expiration of the ABL Standstill Period, ABL Agent or ABL Claimholders shall have commenced and be diligently pursuing an Enforcement Action with respect to all or any material portion of the ABL Priority Collateral or seeking to lift or dissolve any stay or other injunction preventing them from pursuing an Enforcement Action (prompt notice of such exercise to be given to Note Security Agent);

(ii) will not contest, protest or object to any foreclosure proceeding or action brought by ABL Agent or any ABL Claimholder with respect to ABL Priority Collateral or any other exercise by ABL Agent or any ABL Claimholder of any rights and remedies relating to the ABL Priority Collateral under the ABL Loan Documents or otherwise (including any Enforcement Action initiated by or supported by ABL Agent or any ABL Claimholder), in each case so long as any proceeds received by ABL Agent in excess of those necessary to achieve a Discharge of ABL Obligations are distributed in accordance with Section 4.1 hereof and applicable law, subject to the relative priorities described herein; and

(iii) will not object to the forbearance by ABL Agent or the ABL Claimholders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies, in each case, relating to the ABL Priority Collateral (provided that nothing in this clause (iii) shall be interpreted or construed under any circumstances to limit the rights of the Note Security Agent to commence any Enforcement Action or exercise any rights or remedies in accordance with the terms of Section 3.1(a)(i) above).

(b) Until the Discharge of ABL Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, subject to Section 3.1(a)(i), ABL Agent and the ABL Claimholders shall have the exclusive right: (i) to commence and maintain an Enforcement Action or otherwise enforce rights or exercise remedies (including set-off, recoupment and the right to credit bid their debt), in each case, with respect to ABL Priority Collateral; provided that Note Security Agent shall have the credit bid rights set forth in Section 3.1(c)(vi); and (ii) subject to Section 5.1, to make determinations regarding the release, disposition, or restrictions with respect to the ABL Priority Collateral without any consultation with or the consent of Note Security Agent or any Note Claimholder; provided, that for the avoidance of doubt, the foregoing shall not require the release of any Lien in favor of Note Security Agent or any Note Claimholders with respect to the ABL Priority Collateral except to the extent required by Section 5.1; provided, further, that, in the case of clauses (i) and (ii), any proceeds of ABL Priority Collateral received by ABL Agent in excess of those necessary to achieve a Discharge of ABL Obligations are distributed in accordance with Section 4.1 hereof and applicable law. In commencing or maintaining any Enforcement Action or otherwise exercising rights and remedies with respect to the ABL Priority Collateral, ABL Agent and the ABL Claimholders may enforce the provisions of the ABL Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion in compliance with any applicable law and without consultation with Note Security Agent or any Note Claimholder and regardless of whether any such exercise is adverse to the interest of any Note Claimholder. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of ABL Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and other applicable law and of a secured creditor under any Bankruptcy Law of any applicable jurisdiction.

(c) Notwithstanding the foregoing, Note Security Agent and any Note Claimholder may:

(i) file a claim or statement of interest with respect to the Note Obligations and/or Excess Note Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor;

(ii) take any action (not adverse to the priority status of the Liens on the ABL Priority Collateral securing the ABL Obligations, or the rights of ABL Agent or the ABL Claimholders to exercise remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce or receive any value on account of except as expressly set forth in this Agreement) its Lien on the ABL Priority Collateral;

(iii) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the Note Claimholders, including any claims secured by the ABL Priority Collateral, if any, in each case in accordance with the terms of this Agreement;

(iv) file, propose, support or vote on any plan of reorganization, arrangement, compromise or liquidation, file any proof of claim, make other filings and make any arguments and motions that are, in each case, not inconsistent with the terms of this Agreement; provided that no filing, proposal or filing of any claim or vote, or pleading related to such claim or vote, to accept or reject a disclosure statement, plan of reorganization, arrangement, compromise or liquidation, or any other document, agreement or proposal similar to the foregoing by Note Security Agent or any Note Claimholder may be made, filed or cast if any provision of the disclosure statement, plan of reorganization, arrangement, compromise or liquidation, or such other document, agreement or proposal similar to the foregoing is in contravention of any of the provisions of this Agreement;

(v) exercise any of its rights or remedies with respect to the ABL Priority Collateral after the termination of the ABL Standstill Period to the extent permitted by Section 3.1(a)(i); and

(vi) bid for or purchase ABL Priority Collateral at any public, private or judicial foreclosure upon such Collateral initiated by ABL Agent or any ABL Claimholder, or any sale of ABL Priority Collateral during an Insolvency or Liquidation Proceeding; provided that such bid may not include a “credit bid” in respect of any Note Obligations unless the cash proceeds of such bid are otherwise sufficient to cause, and used to cause, the Discharge of ABL Obligations.

Note Security Agent, on behalf of itself and the Note Claimholders represented by it, agrees that it will not take or receive any ABL Priority Collateral or any proceeds of ABL Priority Collateral in connection with the exercise of any right or remedy (including set-off and recoupment) with respect to any ABL Priority Collateral in its capacity as a secured creditor and that it will not take or receive any distribution (whether or not constituting ABL Priority Collateral or the proceeds thereof) from the Company, any other Grantor or any of their respective bankruptcy estates on account of or in exchange for such party’s interest in the ABL Priority Collateral or other rights as a secured creditor in respect of the ABL Priority Collateral, unless and until the Discharge of ABL Obligations has occurred, except in connection with any foreclosure expressly permitted by Section 3.1(a)(i) to the extent Note Security Agent and the other Note Claimholders are permitted to retain the proceeds thereof in accordance with Section 4.2. Without limiting the generality of the foregoing, unless and until the Discharge of ABL Obligations has occurred, except as expressly provided in Sections 3.1(a), 7.3(b), 7.5 and this Section 3.1(c), the sole right of Note Security Agent and the Note Claimholders with respect to the ABL Priority Collateral is to hold a Lien on the ABL Priority Collateral (and not to exercise or receive any value on account of such Lien) pursuant to the applicable Note Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of ABL Obligations has occurred.

(d) Subject to Sections 3.1(a) and 3.1(c) and Section 7.3(b):

(i) Note Security Agent, for itself and on behalf of each other Note Claimholder represented by it, agrees that Note Security Agent and the Note Claimholders represented by it will not take any action with respect to ABL Priority Collateral that would hinder any exercise of remedies under the ABL Loan Documents with respect to ABL Priority Collateral or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the ABL Priority Collateral, whether by foreclosure or otherwise;

(ii) Note Security Agent, for itself and on behalf of each other Note Claimholder represented by it, hereby waives any and all rights it or the Note Claimholders may have as a junior lien creditor or otherwise to object to the manner in which ABL Agent or the ABL Claimholders seek to enforce the Liens on the ABL Priority Collateral securing the ABL Obligations undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of ABL Agent or ABL Claimholders is adverse to the interest of the Note Claimholders; and

(iii) Note Security Agent, for itself and on behalf of each other Note Claimholder represented by it, hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Note Collateral Documents or any other Note Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of ABL Agent or the ABL Claimholders with respect to the ABL Priority Collateral as set forth in this Agreement and the ABL Loan Documents.

(e) Except as specifically set forth in this Agreement, Note Security Agent and the Note Claimholders may exercise rights and remedies as unsecured creditors against the Company or any other Grantor that has guaranteed or granted Liens to secure the Note Obligations in accordance with the terms of the Note Documents and applicable law; provided that in the event that any Note Claimholder becomes a judgment Lien creditor as a result of its enforcement of its rights as an unsecured creditor with respect to the Note Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the ABL Obligations) as the other Liens securing the Note Obligations are subject to this Agreement.

(f) Except as specifically set forth in Sections 3.1(a) and 3.1(d), nothing in this Agreement shall prohibit the receipt by Note Security Agent or any Note Claimholders of the required payments of interest, principal and other amounts owed in respect of any Note Obligations so long as such receipt is not the direct or indirect result of the exercise by Note Security Agent or any other Note Claimholders of rights or remedies as a secured creditor (including set-off and recoupment) with respect to ABL Priority Collateral or enforcement in contravention of this Agreement of any Lien on ABL Priority Collateral held by any of them.

(g) Note Security Agent, on behalf of the Note Claimholders represented by it, agrees not to commence an Enforcement Action until an Enforcement Notice has been given to ABL Agent.

3.2 Restrictions on Exercise of Remedies by ABL Agent and ABL Claimholders.

(a) Until the Discharge of Note Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, ABL Agent and the ABL Claimholders represented by it:

(i) will not commence or maintain, or seek to commence or maintain, any Enforcement Action or otherwise exercise any rights or remedies with respect to the Note Priority Collateral; provided that ABL Agent may commence an Enforcement Action or otherwise exercise any or all such rights or remedies, in each case, with respect to Note Priority Collateral, after the passage of a period of at least 180 days since the later of: (x) the date on which ABL Agent declared the existence of any Event of Default under any ABL Loan Documents for which it is ABL Agent and demanded the repayment of all the principal amount of the ABL Obligations thereunder; and (y) the date on which Note Security Agent received notice from ABL Agent of such declaration of an Event of Default and demand for repayment, (the “Note Standstill Period”); provided, further, that notwithstanding anything herein to the contrary, in no event shall ABL Agent or any ABL Claimholder take any Enforcement Action with respect to the Note Priority Collateral if, notwithstanding the expiration of the Note Standstill Period, Note Security Agent or Note Claimholders shall have commenced and be diligently pursuing an Enforcement Action or other exercise of their rights or remedies in each case with respect to all or any material portion of the Note Priority Collateral or seeking to lift or dissolve any stay or other injunction preventing them from exercising such rights (prompt notice of such exercise to be given to ABL Agent);

(ii) will not contest, protest or object to any foreclosure proceeding or action brought by Note Security Agent or any Note Claimholder with respect to Note Priority Collateral or any other exercise by Note Security Agent or any Note Claimholder of any rights and remedies relating to the Note Priority Collateral under the Note

Documents or otherwise (including any Enforcement Action initiated by or supported by Note Security Agent or any Note Claimholder), in each case so long as any proceeds received by Note Security Agent in excess of those necessary to achieve a Discharge of Note Obligations are distributed in accordance with Section 4.1 hereof and applicable law, subject to the relative priorities described herein; and

(iii) will not object to the forbearance by Note Security Agent or the Note Claimholders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies, in each case, relating to the Note Priority Collateral (provided that nothing in this clause (iii) shall be interpreted or construed under any circumstances to limit the rights of the ABL Agent to commence any Enforcement Action or exercise any rights or remedies in accordance with the terms of Section 3.1(a)(i) above).

(b) Until the Discharge of Note Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, subject to Sections 3.2(a)(i), 3.3 and 3.4, Note Security Agent and the Note Claimholders shall have the exclusive right: (i) to commence and maintain an Enforcement Action or otherwise enforce rights or exercise remedies (including set-off, recoupment and the right to credit bid their debt), in each case, with respect to Note Priority Collateral; provided that ABL Agent shall have the credit bid rights set forth in Section 3.2(c)(vi); and (ii) subject to Section 5.1, to make determinations regarding the release, disposition, or restrictions with respect to the Note Priority Collateral without any consultation with or the consent of ABL Agent or any ABL Claimholder; provided, that for the avoidance of doubt, the foregoing shall not require the release of any Lien in favor of ABL Agent or any ABL Claimholders with respect to the Note Priority Collateral except to the extent required by Section 5.1; provided, further, that, in the case of clauses (i) and (ii), any proceeds of Note Priority Collateral received by Note Security Agent in excess of those necessary to achieve a Discharge of Note Obligations are distributed in accordance with Section 4.1 and applicable law, subject to the relative priorities described herein. In commencing or maintaining any Enforcement Action or otherwise exercising rights and remedies with respect to the Note Priority Collateral, Note Security Agent and the Note Claimholders may, subject to Sections 3.4 and 3.5, enforce the provisions of the Note Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion in compliance with any applicable law and without consultation with ABL Agent or any ABL Claimholder and regardless of whether any such exercise is adverse to the interest of any ABL Claimholder. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Note Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under any Bankruptcy Law of any applicable jurisdiction.

(c) Notwithstanding the foregoing, ABL Agent and any ABL Claimholder may:

(i) file a claim or statement of interest with respect to the ABL Obligations and/or Excess ABL Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor;

(ii) take any action (not adverse to the priority status of the Liens on the Note Priority Collateral securing the Note Obligations, or the rights of Note Security Agent or the Note Claimholders to exercise remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce or receive any value on account of except as expressly set forth herein) its Lien on the Note Priority Collateral;

(iii) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the ABL Claimholders, including any claims secured by the Note Priority Collateral, if any, in each case in accordance with the terms of this Agreement;

(iv) file, propose, support or vote on any plan of reorganization, arrangement, compromise or liquidation, file any proof of claim, make other filings and make any arguments and motions that are, in each case, not inconsistent with the terms of this Agreement; provided that no filing, proposal or filing of any claim or vote, or pleading related to such claim or vote, to accept or reject a disclosure statement, plan of reorganization, arrangement, compromise or liquidation, or any other document, agreement or proposal similar to the foregoing by ABL Agent or any ABL Claimholder may be made, filed or cast if any provision of the disclosure statement, plan of reorganization, arrangement, compromise or liquidation, or such other document, agreement or proposal similar to the foregoing is in contravention of any of the provisions of this Agreement;

(v) exercise any of its rights or remedies with respect to the Note Priority Collateral after the termination of the Note Standstill Period to the extent permitted by Sections 3.2(a)(i), 3.3 and 3.4;

(vi) bid for or purchase Note Priority Collateral at any public, private or judicial foreclosure upon such Collateral initiated by Note Security Agent or any Note Claimholder, or any sale of Note Priority Collateral during an Insolvency or Liquidation Proceeding; provided that such bid may not include a “credit bid” in respect of any ABL Obligations unless the cash proceeds of such bid are otherwise sufficient to cause, and used to cause, the Discharge of Note Obligations; and

(vii) exercise any of its rights with respect to any to the Note Priority Collateral set forth in Section 3.3 and/or 3.4.

Except as otherwise provided in Sections 3.3, 3.4, and 3.5, ABL Agent, on behalf of itself and the ABL Claimholders represented by it, agrees that it will not take or receive any Note Priority Collateral or any proceeds of Note Priority Collateral in connection with the exercise of any right or remedy (including set-off and recoupment) with respect to any Note Priority Collateral in its capacity as a secured creditor and that it will not take or receive any distribution (whether or not constituting Note Priority Collateral or the proceeds thereof) from the Company, any other Grantor or any of their respective bankruptcy estates on account of or in exchange for such party’s interest in the Note Priority Collateral or other rights as a secured creditor in respect of the Note Priority Collateral, unless and until the Discharge of Note Obligations has occurred, except in connection with any foreclosure expressly permitted by Section 3.2(a)(i) to the extent ABL Agent and the other ABL Claimholders are permitted to retain the proceeds thereof in accordance with Section 4.2. Without limiting the generality of the foregoing, unless and until the Discharge of Note Obligations has occurred, except as expressly provided in Sections 3.2(a), 3.3, 3.4, 3.5, 7.3(b), 7.5 and this Section 3.2(c), the sole right of ABL Agent and the ABL Claimholders with respect to the Note Priority Collateral is to hold a Lien on the Note Priority Collateral (and not to exercise or receive any value on account of such Lien) pursuant to the ABL Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Note Obligations has occurred.

(d) Subject to Sections 3.2(a) and 3.2 (c), Sections 3.3 and 3.4 and Section 7.3(b):

(i) ABL Agent, for itself and on behalf of each other ABL Claimholder represented by it, agrees that ABL Agent and ABL Claimholders will not take any action with respect to Note Priority Collateral that would hinder any exercise of remedies under the Note Documents with respect to Note Priority Collateral or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Note Priority Collateral, whether by foreclosure or otherwise;

(ii) ABL Agent, for itself and on behalf of each other ABL Claimholder represented by it, hereby waives any and all rights it or the ABL Claimholders represented by it may have as a junior lien creditor or otherwise to object to the manner in which Note Security Agent or the Note Claimholders seek to enforce the Liens on the Note Priority Collateral securing the Note Obligations undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of Note Security Agent or Note Claimholders is adverse to the interest of the ABL Claimholders; and

(iii) ABL Agent, for itself and on behalf of each other Claimholder represented by it, hereby acknowledges and agrees that no covenant, agreement or restriction contained in the ABL Collateral Documents or any other ABL Loan Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of Note Security Agent or the Note Claimholders with respect to the Note Priority Collateral as set forth in this Agreement and the Note Documents.

(e) Except as specifically set forth in this Agreement, including, without limitation, Section 7.3, ABL Agent and the ABL Claimholders may exercise rights and remedies as unsecured creditors against the Company or any other Grantor that has guaranteed or granted Liens to secure the ABL Obligations in accordance with the terms of the ABL Loan Documents and applicable law; provided that in the event that any ABL Claimholder becomes a judgment Lien creditor as a result of its enforcement of its rights as an unsecured creditor with respect to the ABL Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Note Obligations) as the other Liens securing the ABL Obligations are subject to this Agreement.

(f) Except as specifically set forth in Sections 3.2(a) and 3.2(d), nothing in this Agreement shall prohibit the receipt by ABL Agent or any ABL Claimholders of the required payments of interest, principal and other amounts owed in respect of the ABL Obligations so long as such receipt is not the direct or indirect result of the exercise by ABL Agent or any other ABL Claimholders of rights or remedies as a secured creditor (including set-off and recoupment) with respect to the Note Priority Collateral or enforcement in contravention of this Agreement of any Lien on Note Priority Collateral held by any of them.

(g) ABL Agent, on behalf of the ABL Claimholders represented by it, agrees not to commence an Enforcement Action until an Enforcement Notice has been given to Note Security Agent.

3.3 Collateral Access Rights.

(a) If (A) Note Security Agent, or any agent or representative of Note Security Agent, shall, after any Note Default, obtain possession or physical control of any of the Note Priority Collateral consisting of (x) any Real Estate Asset that is a Mortgaged Premises or any other Note Priority Collateral located thereon or (y) Equipment, or (B) Note Security Agent shall sell or otherwise dispose of any Note Priority Collateral consisting of (x) any Real Estate Asset that is a Mortgaged Premises or any other Note Priority Collateral located thereon or (y) Equipment to any third party (each a “Third Party Purchaser”), Note Security Agent shall promptly notify ABL Agent in writing of that fact, and ABL Agent shall within 10 Business Days (or such longer period as may be agreed by Note Security Agent in its sole discretion) thereafter, notify Note Security Agent in writing as to whether ABL Agent desires to exercise access rights under this Section 3.3. In addition, if ABL Agent, or any agent or representative of ABL Agent, shall obtain possession or physical control of any of the Note Priority Collateral, following the delivery to Note Security Agent of an Enforcement Notice with respect to the Disposition of any ABL Priority Collateral, then ABL Agent shall within 10 Business Days (or such longer period as may be agreed by Note Security Agent in its sole discretion) notify Note Security Agent in writing that such ABL Agent is exercising its access rights under this Agreement and its rights under Section 3.4 in respect of such ABL Priority Collateral. Upon delivery of such notice of exercise of access rights by ABL Agent to Note Security Agent, the parties shall confer in good faith to coordinate with respect to ABL Agent’s exercise of such access rights. Consistent with the definition of “Access Period”, access rights may apply to differing portions of the Note Priority Collateral at differing times, in which case, a differing Access Period will apply to each such portion.

(b) Subject to Section 3.3(e), during any pertinent Access Period, ABL Agent and its agents, representatives and designees shall have an irrevocable, non-exclusive right to have access to, and a royalty-free, rent-free right to use, the Note Priority Collateral consisting of (x) any Real Estate Asset constituting a Mortgaged Premises or any other Note Priority Collateral located thereon and (y) Equipment, for the purpose of (i) arranging for and effecting the sale or disposition of any ABL Priority Collateral, including the production, completion, packaging and other preparation of such ABL Priority Collateral for sale or disposition; (ii) selling the ABL Priority Collateral (by public auction, private sale or other sale, whether in bulk, in lots or to customers in the ordinary course of business or otherwise and which sale may include augmented Inventory of the same type sold in any Grantor’s business); (iii) storing or otherwise dealing with the ABL Priority Collateral; (iv) taking any action necessary to complete the assembly, manufacture, processing, packaging, storage, sale or disposal (whether in bulk, in lots or to customers in the ordinary course of business or otherwise), transportation or shipping and/or removal of, in any lawful manner (A) work-in-process; (B) raw materials; (C) Inventory; or (D) any other item of ABL Priority Collateral, or (v) completing any contract/project on behalf of any Grantor(s) to the extent that ABL Agent shall reasonably determine that such completion is necessary for or would materially increase the likelihood of the collection by ABL Agent of all Accounts, Chattel Paper, and Receivables consisting of ABL Priority Collateral at the time ABL Agent shall give its notice under Section 3.3(a) above that ABL Agent wishes to exercise its rights under this Section 3.3. Note Security Agent shall not bear expense for any of the actions in the preceding sentence. During any such Access Period, ABL Agent and its representatives (and persons employed on their behalf) may continue to operate, service, maintain, process and sell the ABL Priority Collateral, as well as to engage in bulk sales of ABL Priority Collateral; provided, however, that ABL Agent and the other ABL Claimholders shall be obligated to pay any utility, rental, lease or similar charges and payments owed to third parties that accrue during, or that arise as a result of, such use to the extent not paid for by the Grantors. ABL Agent shall take proper and reasonable care under the circumstances of any Note Priority Collateral that is used by it during the Access Period and repair any physical damage (ordinary wear-and-tear excepted) caused by such ABL Agent or its agents, representatives or designees, and ABL Agent shall comply with all applicable laws in all material respects in connection with its use or occupancy of the Note Priority Collateral. ABL Agent and the other ABL Claimholders shall reimburse Note Security Agent for any damage to property (ordinary wear-and-tear excepted) directly caused by the acts or omissions of ABL Agent and Persons under ABL Agent’s control to the extent not repaired and shall indemnify and hold harmless Note Security Agent and the other Note Claimholders represented by it for any injury, claim, loss, damage, cost or liability to Persons directly caused by the acts or omissions of ABL Agent or Persons under ABL Agent’s control; provided, however, that ABL Agent and the other ABL Claimholders will not be liable for any diminution in the value of the Note Priority Collateral caused by the absence of the ABL Priority Collateral therefrom and none of the ABL Claimholders have any duty or liability to maintain the Note Priority Collateral in a condition or manner better than that in which it was maintained prior to the access or use thereof by any or all of the ABL Claimholders. In no event shall ABL Agent or the other ABL Claimholders have any liability to Note Security Agent and/or the Note Claimholders hereunder as a result of any condition (including any environmental condition, claim or liability) on or with respect to the Note Priority Collateral existing prior to the date of the exercise by ABL Agent of its rights under this Agreement. ABL Agent and Note Security Agent shall cooperate and use reasonable efforts to ensure that their activities during the Access Period as described above do not unduly interfere with the activities of the other as described above, including the right of Note Security Agent to commence foreclosure of the Note Priority Collateral or show the Note Priority Collateral to prospective purchasers and to ready the Note Priority Collateral for sale.

(c) If Note Security Agent shall foreclose or otherwise sell any of the Note Priority Collateral consisting of (x) any Real Estate Asset that is a Mortgaged Premises or any other Note Priority Collateral located thereon or (y) Equipment, Note Security Agent will notify the buyer thereof of the existence of this Agreement and that the buyer is acquiring such Note Priority Collateral subject to the terms of this Agreement (specifically including the rights of ABL Agent under this Section 3.3 and Section 3.4 hereof). Subject to Section 3.3(e), the rights of ABL Agent and the other ABL Claimholders under this Section 3.3 and Section 3.4 during each applicable Access Period or Use Period shall continue notwithstanding such foreclosure, sale or other disposition by Note Security Agent.

(d) ABL Agent and the other ABL Claimholders shall have the right to bring an action to enforce their rights under this Section 3.3 and Section 3.4, including an action seeking possession of the applicable Collateral and/or specific performance of this Section 3.3 and Section 3.4.

3.4 Note General Intangibles Rights/Access to Information. Note Security Agent hereby grants (to the full extent of its rights and interests, if any) to ABL Agent and its agents, representatives and designees (a) an irrevocable royalty-free, rent-free nonexclusive license and lease (which will be binding on any successor or assignee of any Note Priority Collateral) to use, all of the Note Priority Collateral consisting of Note General Intangibles (including, for the avoidance of doubt, Intellectual Property), and any computer or other data processing Equipment included in the Note Priority Collateral necessary in connection therewith, to (i) collect all Accounts included in ABL Priority Collateral; (ii) copy, use, or preserve any and all information relating to any of the ABL Priority Collateral; and (iii) finish and sell any Goods or Inventory constituting ABL Priority Collateral and (b) an irrevocable royalty-free license (which will be binding on any successor or assignee of the Note General Intangibles) to use any and all Note General Intangibles (including, for the avoidance of doubt, Intellectual Property) at any time in connection with any Enforcement Action by ABL Agent or such agents, representatives and designees; provided, however, that ABL Agent exercising such rights and the other ABL Claimholders represented by it shall be obligated to pay any utility, rental, lease or similar charges and payments owed to third parties that accrue during, or that arise as a result of, such use to the extent not paid for by the Grantors; provided, further, however, (A) the royalty-free, rent-free license and lease granted in clause (a) with respect to the applicable Note Priority Collateral (exclusive of any Note General Intangibles (including Intellectual Property)), shall be subject to Section 3.3(e) and shall only apply during, and immediately expire upon the end of, (1) the Access Period applicable to such Note Priority Collateral located on any Real Estate Asset that is a Mortgaged Premises and (2) the Use Period with respect to any Note Priority Collateral not located on any Real Estate Asset that is a Mortgaged Premises and (B) the royalty-free license granted in clause (b) with respect to any Note General Intangibles shall only apply during, and immediately expire upon the end of, the Use Period (provided that such expiration shall be without prejudice to the sale or other disposition of the ABL Priority Collateral in accordance with applicable law).

In the event that ABL Agent shall, in the exercise of its rights under the ABL Loan Documents or otherwise, receive possession or control of any books and records of any Grantor which contain information identifying or pertaining to the Note Priority Collateral, ABL Agent shall promptly either make available to Note Security Agent such books and records for inspection and duplication or provide to Note Security Agent copies thereof. In the event that Note Security Agent shall, in the exercise of its rights under the Note Documents or otherwise, receive possession or control of any books and records of any Grantor which contain information identifying or pertaining to any of the ABL Priority Collateral, Note Security Agent shall promptly either make available to ABL Agent such books and records for inspection and duplication or provide ABL Agent copies thereof.

3.5 Set-Off and Tracing of and Priorities in Proceeds.

(a) Note Security Agent, on behalf of the Note Claimholders represented by it, acknowledges and agrees that, to the extent Note Security Agent or any other Note Claimholder exercises its rights of set-off against any ABL Priority Collateral, the amount of such set-off shall be held and distributed pursuant to Section 4.1(a). ABL Agent, on behalf of the ABL Claimholders represented by it, acknowledges and agrees that, to the extent ABL Agent or any other ABL Claimholder exercises its rights to set-off against any Note Priority Collateral, the amount of such set-off shall be held and distributed pursuant to Section 4.1(b).

(b) ABL Agent, for itself and on behalf of each other ABL Claimholder represented by it, and Note Security Agent, for itself and on behalf of each other Note Claimholder represented by it, agree that prior to an issuance of an Enforcement Notice, or the commencement of any Insolvency or Liquidation Proceeding, any proceeds of Collateral, whether or not deposited under Account Agreements, used by any Grantor to acquire property constituting Collateral shall not (solely as between ABL Agent and Note Security Agent and as between the ABL Claimholders and the Note Claimholders) be treated as proceeds of Collateral for purposes of determining the relative priorities of the ABL Claimholders and the Note Claimholders in the Collateral so acquired.

(c) ABL Agent, on behalf of itself and the ABL Claimholders represented by it, and Note Security Agent, on behalf of itself and the Note Claimholders represented by it, agrees that after an issuance of an Enforcement Notice, each such Person shall cooperate in good faith to identify the proceeds of the ABL Priority Collateral and the Note Priority Collateral, as the case may be (it being agreed that after an issuance of an Enforcement Notice, unless ABL Agent has actual knowledge to the contrary, all funds deposited under Account Agreements (other than any Account Agreement to which the Note Priority Collateral Account or the Note Specified Blocked Account is subject) and then applied to the ABL Obligations shall be presumed to be ABL Priority Collateral (a presumption that can be rebutted by Note Security Agent); provided, however, that neither any ABL Claimholder nor any Note Claimholder shall be liable or in any way responsible for any claims or damages from conversion of the ABL Priority Collateral or Note Priority Collateral, as the case may be (it being understood and agreed that (A) the only obligation of any ABL Claimholder is to pay over to Note Security Agent, in the same form as received, with any necessary endorsements, all proceeds that such ABL Claimholder received that have been identified as proceeds of the Note Priority Collateral and (B) the only obligation of any Note Claimholder is to pay over to ABL Agent, in the same form as received, with any necessary endorsements, all proceeds that such Note Claimholder received that have been identified as proceeds of the ABL Priority Collateral). Each of ABL Agent and Note Security Agent may reasonably request in writing from the other agents an accounting of the identification of the proceeds of Collateral (and ABL Agent and Note Security Agent, as the case may be, upon which such request is made shall deliver such accounting reasonably promptly after such request is made).

SECTION 4

PAYMENTS

4.1 Application of Proceeds.

(a) So long as the Discharge of ABL Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, all of (x) any ABL Priority Collateral or any proceeds thereof received by any Agent or any Claimholder in connection with any Enforcement Action or other exercise of remedies by any Agent or any Claimholders (including under any circumstances provided for in Section 5.1(b)) and (y) any distribution (whether or not constituting ABL Priority Collateral or the proceeds thereof) from the Company, any other Grantor or any of their respective bankruptcy estates received by any Agent or any Claimholder on account of or in exchange for such party’s interest in the ABL Priority Collateral or other rights as a secured creditor in respect of the ABL Priority Collateral, including all adequate protection payments in respect of the ABL Priority Collateral (for purposes of this paragraph, “Applicable ABL Priority Collateral Distributions”), shall be delivered to and applied by ABL Agent to the ABL Obligations until the Discharge of ABL Obligations shall have occurred; provided that, subject to Section 7.5, any non-cash ABL Priority Collateral or non-cash proceeds or Applicable ABL Priority Collateral Distributions may be held by ABL Agent as ABL Priority Collateral unless the failure to apply such amounts would be commercially unreasonable. Upon the Discharge of ABL Obligations, ABL Agent shall deliver any remaining ABL Priority Collateral and proceeds thereof and Applicable ABL Priority Collateral Distributions held by it in the same form as received, with any necessary endorsements (such endorsements shall be without recourse and without any representation or warranty) to Note Security Agent, to be applied by Note Security Agent to the Note Obligations until the Discharge of Note Obligations shall have occurred. Upon the Discharge of Note Obligations, Note Security Agent shall (x) if there are any Excess ABL Obligations, deliver any remaining ABL Priority Collateral and proceeds thereof and Applicable ABL Priority Collateral Distributions held by it in same form as received, with any necessary endorsements (such endorsements shall be without recourse and without any representation or warranty) to ABL Agent, to be applied to the Excess ABL Obligations until the Discharge of Excess ABL Obligations shall have occurred, or (y) if there are no Excess ABL Obligations, then (I) to the extent there are any Excess Note Obligations, Note Security Agent shall apply any remaining ABL Priority Collateral and proceeds thereof and Applicable ABL Priority Collateral Distributions held by it thereto until the Discharge of Excess Note Obligations shall have occurred, and (II) if there are no Excess Note Obligations, or if the Discharge of Excess Note Obligations shall have occurred pursuant to the immediately preceding clause (I), Note Security Agent shall deliver any remaining ABL Priority Collateral and proceeds thereof and Applicable ABL Priority Collateral Distributions held by it to such other Person as may be lawfully entitled thereto or as a court of competent jurisdiction may otherwise direct. If ABL Agent shall receive remaining ABL Priority Collateral and proceeds thereof and Applicable ABL Priority Collateral Distributions held by it under clause (x) of the preceding sentence, and there shall be any ABL Priority Collateral and proceeds thereof and Applicable ABL Priority Collateral Distributions remaining after Discharge of Excess ABL Obligations shall have occurred, then (i) if there are any Excess Note Obligations, ABL Agent shall deliver any remaining ABL Priority Collateral and proceeds thereof and Applicable ABL Priority Collateral Distributions held by it in same form as received, with any necessary endorsements (such endorsements shall be without recourse and without any representation or warranty) to Note Security Agent, to be applied to the Excess Note Obligations until the Discharge of Excess Note Obligations shall have occurred, or (ii) if there are no Excess Note Obligations, ABL Agent shall deliver any remaining ABL Priority Collateral and proceeds thereof and Applicable ABL Priority Collateral Distributions held by it to such other Person as may be lawfully entitled thereto or as a court of competent jurisdiction may otherwise direct.

(b) So long as the Discharge of Note Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, all of (x) any Note Priority Collateral or any proceeds thereof received by any Agent or any Claimholder in connection with any Enforcement Action or other exercise of remedies by any Agent or any Claimholders (including under any circumstances provided for in Section 5.1(b)) and (y) any distribution (whether or not constituting Note Priority Collateral or the proceeds thereof) from the Company, any other Grantor or any of their respective bankruptcy estates received by any Agent or any Claimholder on account of or in exchange for such party’s interest in the Note Priority Collateral or other rights as a secured creditor in respect of the Note Priority Collateral, including all adequate protection payments in respect of the Note Priority Collateral (for purposes of this paragraph, “Applicable Note Priority Collateral Distributions”), shall be delivered to and applied by such Note Security Agent to the Note Obligations until the Discharge of Note Obligations shall have occurred; provided that, subject to Section 7.5, any non-cash Note Priority Collateral or non-cash proceeds or Applicable Note Priority Collateral Distributions may be held by Note Security Agent as Note Priority Collateral unless the failure to apply such amounts would be commercially unreasonable. Upon the Discharge of Note Obligations, Note Security Agent shall deliver any remaining Note Priority Collateral and proceeds thereof and Applicable Note Priority Collateral Distributions held by it in the same form as received, with any necessary endorsements (such endorsements shall be without recourse and without any representation or warranty) to ABL Agent, to be applied by ABL Agent to the ABL Obligations in until the Discharge of ABL Obligations shall have occurred. Upon the Discharge of ABL Obligations, ABL Agent shall (x) if there are any outstanding Excess Note Obligations, deliver any remaining Note Priority Collateral and proceeds thereof and Applicable Note Priority Collateral Distributions held by it in same form as received, with any necessary endorsements (such endorsements shall be without recourse and without any representation or warranty) to Note Security Agent, to be applied to the Excess Note Obligations until the Discharge of Excess Note Obligations shall have occurred, or (y) if there are no outstanding Excess Note Obligations, (I) to the extent there are any Excess ABL Obligations, ABL Agent shall apply any remaining Note Priority Collateral and proceeds thereof and Applicable Note Priority Collateral Distributions held by it thereto until the Discharge of Excess ABL Obligations shall have occurred, and (II) if there are no Excess ABL Obligations, or if the Discharge of Excess ABL Obligations shall have occurred pursuant to the immediately preceding clause (I), ABL Agent shall deliver any remaining Note Priority Collateral and proceeds thereof and Applicable Note Priority Collateral Distributions held by it to such other Person as may be lawfully entitled thereto or as a court of competent jurisdiction may otherwise direct. If Note Security Agent shall receive remaining Tern Priority Collateral and proceeds thereof and Applicable Note Priority Collateral Distributions held by it under clause (x) of the preceding sentence, and there shall be any Note Priority Collateral and proceeds thereof and Applicable Note Priority Collateral Distributions remaining after Discharge of Excess Note Obligations shall have occurred, then (i) if there are any Excess ABL Obligations, Note Security Agent shall deliver any remaining Note Priority Collateral and proceeds thereof and Applicable Note Priority Collateral Distributions held by it in same form as received, with any necessary endorsements (such endorsements shall be without recourse and without any representation or warranty) to ABL Agent, to be applied to the Excess ABL Obligations until the Discharge of Excess ABL Obligations shall have occurred, or (i) if there are no Excess ABL Obligations, Note Security Agent shall deliver any remaining Note Priority Collateral and proceeds thereof and Applicable Note Priority Collateral Distributions held by it to such other Person as may be lawfully entitled thereto or as a court of competent jurisdiction may otherwise direct.

(c) In the event that prior to the Discharge of ABL Obligations, proceeds of the Collateral are received in connection with a Disposition, loss, condemnation or other disposition (whether voluntary or involuntary) of Collateral that involves both ABL Priority Collateral and Note Priority Collateral, for the purposes of this Agreement with respect to such Disposition, loss, condemnation or other disposition, the ABL Priority Collateral consisting of Accounts shall be deemed to have a valuation equal to the book value of each such Account (but not less than the book value of such Account at the time the Grantors incurred ABL Obligations based upon the existence of such Account), the ABL Priority Collateral consisting of Inventory shall be deemed to have a value equal to the orderly liquidation value of such Inventory based on and consistent with the then-current appraisal of such Inventory received by ABL Agent with respect thereto (but not less than the book value of such Inventory at the time the Grantors incurred ABL Obligations based upon the existence of such Inventory) or, if no such appraisal exists or if the most current appraisal is more than one year old, the book value thereof (but not less than the book value of such Inventory at the time the Grantors incurred ABL Obligations based upon the existence of such Inventory). In the event that proceeds of the Collateral are received in connection with a Disposition of all or substantially all of the capital stock or other equity interests issued by any Grantor and the Liens of ABL Agent, on behalf of the ABL Claimholders represented by it, on any Collateral in which such Grantor has an interest are released, then such capital stock or other equity interests so disposed of shall be deemed to be Collateral that involves both ABL Priority Collateral and Note Priority Collateral such that ABL Priority Collateral shall also be deemed to have been disposed of in connection with such Disposition for the purposes of this Agreement.

(d) Notwithstanding anything herein to the contrary but without in any way changing the distribution of proceeds of the Collateral as between the ABL Obligations and the Note Obligations, so long as the Discharge of Additional Notes Collateral Debt Obligations has not occurred no distribution of proceeds of any Collateral in the circumstances described in this Section 4.1, whether received by the Initial Note Security Agent or the Additional Notes Collateral Debt Representative, shall be made to the Initial Note Claimholders.

4.2 Payments Over. (a) Subject to Section 3.5 and Section 7.5, so long as the Discharge of Prior Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, any Subordinated Lien Collateral or any proceeds thereof (including any Subordinated Lien Collateral or proceeds thereof subject to Liens that have been avoided or otherwise invalidated) received by any Subordinated Lien Agent or any Subordinated Lien Claimholders in connection with any Enforcement Action or other exercise of any right or remedy relating to the Subordinated Lien Collateral (less any reasonable out of pockets costs and expenses incurred in connection with any such Enforcement Action), and any distribution (whether or not constituting Subordinated Lien Collateral or the proceeds thereof) from the Company, any other Grantor or any of their respective bankruptcy estates received by any Subordinated Lien Agent or any Subordinated Lien Claimholder on account of or in exchange for such party’s interest in the Subordinated Lien Collateral or other rights as a secured creditor in respect of the Subordinated Lien Collateral, in all cases shall be segregated and held in trust and forthwith paid over to the Prior Lien Agent for the benefit of the Prior Lien Claimholders in the same form as received, with any necessary endorsements (which endorsements shall be without recourse and without any representations or warranties). Each Prior Lien Agent is hereby authorized to make any such endorsements as agent for the Subordinated Lien Agent or Subordinated Lien Claimholders. This authorization is coupled with an interest and is irrevocable until the Discharge of Prior Lien Obligations.

(b) Subject to Section 7.5, so long as the Discharge of Prior Lien Obligations has not occurred, if in any Insolvency or Liquidation Proceeding the Subordinated Lien Agent or any Subordinated Lien Claimholders shall receive any distribution of money or other property in respect of the Prior Lien Collateral (including any assets or proceeds subject to Liens that have been avoided or otherwise invalidated) or any distribution (whether or not constituting Prior Lien Collateral or the proceeds thereof) from the Company, any other Grantor or any of their respective bankruptcy estates on account of or in exchange for such party’s interest in the Prior Lien Collateral or other rights as a secured creditor in respect of the Prior Lien Collateral, such money or other property shall be segregated and held in trust and forthwith paid over to the Prior Lien Agent for the benefit of the Prior Lien Claimholders in the same form as received, with any necessary endorsements (which endorsements shall be without recourse and without any representations or warranties). Any Lien received by the Subordinated Lien Agent or any Subordinated Lien Claimholders in respect of any of the Subordinated Lien Obligations in any Insolvency or Liquidation Proceeding shall be subject to the terms of this Agreement.

(c) Subject to Section 7.5, so long as the Discharge of Additional Notes Collateral Debt Obligations has not occurred, if in any Insolvency or Liquidation Proceeding the Initial Note Security Agent or any Initial Note Claimholders shall receive any distribution of money or other property in respect of the Collateral (including any assets or proceeds subject to Liens that have been avoided or otherwise invalidated) or any distribution (whether or not constituting Collateral or the proceeds thereof) from the Company, any other Grantor or any of their respective bankruptcy estates on account of or in exchange for such party’s interest in the Collateral or other rights as a secured creditor in respect of the Collateral, such money or other property shall be segregated and held in trust and, to the extent not otherwise required to be delivered to the ABL Agent pursuant to this Section 4.2, forthwith paid over to the Additional Notes Collateral Debt Representative for the benefit of the Additional Notes Claimholders in the same form as received, with any necessary endorsements (which endorsements shall be without recourse and without any representations or warranties). Any Lien received by the Initial Notes Security Agent or any Initial Note Claimholders in respect of any of the Initial Note Obligations in any Insolvency or Liquidation Proceeding shall be subject to the terms of this Agreement.

SECTION 5

OTHER AGREEMENTS

5.1 Releases.

(a) (i) If in connection with any Enforcement Action by ABL Agent or any other exercise of ABL Agent’s remedies in respect of the ABL Priority Collateral, in each case prior to the Discharge of ABL Obligations, ABL Agent, for itself or on behalf of any of the ABL Claimholders represented by it, releases any of its Liens on any part of the ABL Priority Collateral, then the Liens, if any, of Note Security Agent, for itself or for the benefit of the Note Claimholders represented by it, on such ABL Priority Collateral shall be automatically, unconditionally and simultaneously released. Note Security Agent, for itself or on behalf of the Note Claimholders represented by it, promptly shall execute and deliver to ABL Agent or Grantor such termination statements, releases and other documents as ABL Agent or Grantor may reasonably request in writing to effectively confirm the foregoing releases.

(ii) If in connection with any Enforcement Action by Note Security Agent or any other exercise of Note Security Agent’s remedies in respect of the Note Priority Collateral, in each case prior to the Discharge of Note Obligations, Note Security Agent, for itself or on behalf of the Note Claimholders represented by it, releases any of its Liens on any part of the Note Priority Collateral, then the Liens, if any, of ABL Agent, for itself or for the benefit of the ABL Claimholders represented by it, on such Note Priority Collateral, shall be automatically, unconditionally and simultaneously released. ABL Agent, for itself and on behalf of the ABL Claimholders represented by it, shall promptly execute and deliver to Note Security Agent or Grantor such termination statements, releases and other documents as Note Security Agent or Grantor may reasonably request in writing to effectively confirm the foregoing releases.

(b) If, in connection with any sale, lease, exchange, transfer or other disposition of any Collateral by any Grantor (collectively, a “Disposition”) (other than in connection with an Enforcement Action or other exercise of the Prior Lien Agent’s remedies in respect of the Collateral which shall be governed by Section 5.1(a) above) that is either (i) not prohibited under the terms of the Prior Lien Loan Documents and not expressly prohibited under the terms of the Subordinated Lien Loan Documents and occurs when no Event of Default under the Subordinated Lien Loan Documents has occurred and is continuing, or (ii) conducted by the applicable Grantor with the written permission of the applicable requisite Prior Lien Claimholders at a time when an Event of Default has occurred and is continuing under the Prior Lien Loan Documents, the Prior Lien Agent, for itself and on behalf of the Prior Lien Claimholders represented by it, releases any of its Liens on any part of the Collateral, or, if applicable, releases any Guarantor Subsidiary from its obligations under its guaranty of the Prior Lien Obligations, in each case other than in connection with, or following, the Discharge of Prior Lien Obligations, then the Liens, if any, of the Subordinated Lien Agent, for itself or for the benefit of the Subordinated Lien Claimholders, on such Collateral, and the obligations of such Guarantor Subsidiary under its guaranty of the Subordinated Lien Obligations, shall be automatically, unconditionally and simultaneously released. The Subordinated Lien Agent, for itself or on behalf of any such Subordinated Lien Claimholders, promptly shall execute and deliver to the Prior Lien Agent or such Guarantor Subsidiary such termination statements, releases and other documents as the Prior Lien Agent or such Grantor may reasonably request in writing to effectively confirm such release.

(c) Until the Discharge of Prior Lien Obligations occurs, the Subordinated Lien Agent, for itself and on behalf of each other Subordinated Lien Claimholder, hereby irrevocably constitutes and appoints each Prior Lien Agent and any officer or agent of the Prior Lien Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Subordinated Lien Agent or such holder or in such Prior Lien Agent’s own name, from time to time in the Prior Lien Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release. This power is coupled with an interest and is irrevocable until the Discharge of Prior Lien Obligations.

(d) Until the Discharge of Prior Lien Obligations occurs, to the extent that the Prior Lien Agent and the Prior Lien Claimholders represented by it (i) have released any Lien on Collateral or any Guarantor Subsidiary from its obligation under its guaranty and any such Liens or guaranty are later reinstated and (ii) subject to Section 2.3 and Section 2.4, obtain any new liens or additional guarantees from any Guarantor Subsidiary, then the Subordinated Lien Agent, for itself and on behalf of each other Subordinated Lien Claimholder, shall be granted a Lien on any such Collateral (except to the extent such lien represents a Declined Lien with respect to the Indebtedness and/or letters of credit represented by the Subordinated Lien Agent), subject to the lien subordination provisions of this Agreement, and an additional guaranty, as the case may be.

5.2 Insurance. (a) Unless and until the Discharge of ABL Obligations has occurred, ABL Agent and the ABL Claimholders represented by it shall have the sole and exclusive right, subject to the rights of the Grantors under the ABL Loan Documents, to adjust settlement for any insurance policy covering the ABL Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the ABL Priority Collateral. Unless and until the Discharge of ABL Obligations has occurred, and subject to the rights of the Grantors under the ABL Loan Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect to the ABL Priority Collateral shall be paid first, to ABL Agent for the benefit of the ABL Claimholders pursuant to the terms of the ABL Loan Documents (including for purposes of cash collateralization of letters of credit), second, upon a Discharge of ABL Obligations, and subject to the rights of the Grantors under the Note Documents, to Note Security Agent for the benefit of the Note Claimholders to the extent required under the Note Documents, third, upon a Discharge of Note Obligations, to ABL Agent for the benefit of holders of Excess ABL Obligations, if any, fourth, upon a Discharge of Excess ABL Obligations, to Note Security Agent for the benefit of holders of Excess Note Obligations, if any, and fifth, to the extent no Excess ABL Obligations or Excess Note Obligations are outstanding, to the owner of the subject property, such other Person as may be lawfully entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of ABL Obligations has occurred, if Note Security Agent or any Note Claimholders shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such proceeds over to ABL Agent in accordance with the terms of Section 4.2.

(b) Unless and until the Discharge of Note Obligations has occurred, Note Security Agent and the Note Claimholders represented by it shall have the sole and exclusive right, subject to the rights of the Grantors under the Note Documents, to adjust settlement for any insurance policy covering the Note Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Note Priority Collateral. Unless and until the Discharge of Note Obligations has occurred, and subject to the rights of the Grantors under the Note Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect to the Note Priority Collateral shall be paid first, to Note Security Agent for the benefit of the Note Claimholders pursuant to the terms of the Note Documents, second, upon a Discharge of Note Obligations, and subject to the rights of the Grantors under the ABL Loan Documents, to ABL Agent for the benefit of the ABL Claimholders to the extent required under the ABL Collateral Documents (including for purposes of cash collateralization of letters of credit), third, upon a Discharge of ABL Obligations, to Note Security Agent for the benefit of holders of Excess Note Obligations, if any, fourth, upon a Discharge of Excess Note Obligations, to ABL Agent for the benefit of holders of Excess ABL Obligations, if any, and fifth, to the extent no Excess Note Obligations or Excess ABL Obligations are outstanding, to the owner of the subject property, such other Person as may be lawfully entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of Note Obligations has occurred, if ABL Agent or any ABL Claimholders shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such proceeds over to Note Security Agent in accordance with the terms of Section 4.2.

(c) [Reserved.]

(d) To effectuate the foregoing, and to the extent that the pertinent insurance company agrees to issue such endorsements, ABL Agent and Note Security Agent shall each receive separate lender’s loss payable endorsements naming themselves as loss payee, as their interests may appear, with respect to policies which insure the ABL Priority Collateral and the Note Priority Collateral.

(e) To the extent that an insured loss covers or constitutes both ABL Priority Collateral and Note Priority Collateral, then ABL Agent and Note Security Agent will work jointly and in good faith to collect, adjust or settle (subject to the rights of the relevant grantors under the ABL Loan Documents and the Note Documents) under the relevant insurance policy, with the proceeds thereof being applied in accordance with the provisions of Section 4.1 of this Agreement.

5.3 Amendments to ABL Loan Documents and Note Documents.

(a) The ABL Loan Documents and Note Documents, respectively, may be amended, restated, amended and restated, supplemented or Refinanced or otherwise modified from time in accordance with their terms, all without affecting the Lien subordination or other provisions of this Agreement; provided, however, (i) without the prior written consent of the Note Security Agent, the ABL Loan Documents may not be amended, restated, amended and restated, supplemented, Refinanced or modified to restrict or prohibit amendments, supplements or modifications to the Note Documents to the extent such amendments, supplements or modifications to the Note Documents are otherwise permitted under the ABL Loan Documents as of the date hereof and (ii) without the prior written consent of ABL Agent, the Note Documents may not be amended, restated, amended and restated, supplemented, Refinanced or modified to restrict or prohibit amendments, supplements or modifications to the ABL Loan Documents to the extent such amendments, supplements or modifications to the ABL Loan Documents are otherwise permitted under the Note Documents as of the date hereof. (i) The ABL Obligations and Excess ABL Obligations may be Refinanced without notice to, or the consent of the Note Security Agent or the other Note Claimholders and (ii) the Note Obligations and Excess Note Obligations may be Refinanced without notice to, or consent of, the ABL Agent or the other ABL Claimholders, in each case, without affecting the Lien subordination and other provisions of this Agreement so long as such Refinancing is on terms and conditions that would not violate this Agreement (i.e., such Refinancing is on terms and conditions that would not violate this Agreement (specifically including this Section 5.3(a)) if such Refinancing were an amendment/amendment and restatement of the ABL Obligations and Excess ABL Obligations or Note Obligations and Excess Note Obligations (as applicable)), any of the Note Documents or the ABL Loan Documents in effect at that time; provided, however, that, in each case, the holders of any such Refinancing debt that is purported to be secured by a Lien on any Collateral shall bind themselves in a writing satisfactory to the ABL Agent and Note Security Agent to the terms of this Agreement; provided, further, however, that, if such Refinancing debt is secured by a Lien on any Collateral the holders of such Refinancing debt shall be deemed bound by the terms hereof regardless of whether or not such writing is provided.

(b) ABL Agent and Note Security Agent shall each use good faith efforts to notify the other Agents of any written amendment or modification to the ABL Loan Documents and the Note Documents, respectively, but the failure to provide such notice shall not create a cause of action against the party failing to give such notice or create any claim or right on behalf of any other Person.

5.4 Confirmation of Subordination in Subordinated Lien Collateral Documents. Prior to the Discharge of Prior Lien Obligations, the Company agrees that each Subordinated Lien Loan Document shall, unless otherwise agreed by each Agent, include the following language (or language to similar effect approved by the Prior Lien Agent):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the [ABL][Note Security] Agent pursuant to this Agreement and the exercise of any right or remedy by the [ABL][Note Security] Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of May 29, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among PNC Bank, National Associations, as ABL Agent and Wilmington Trust, National Association, as Initial Note Security Agent and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

5.5 Gratuitous Bailee/Agent for Perfection.

(a) ABL Agent and Note Security Agent agree to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC (such Collateral being the “Pledged Collateral”) as (i) in the case of ABL Agent, the collateral agent for the ABL Claimholders under the ABL Loan Documents for which ABL Agent is acting as agent or, in the case of Note Security Agent, the collateral agent for the Note Claimholders under the Note Documents for which Note Security Agent is acting as agent and (ii) non-fiduciary, gratuitous bailee for the benefit of each other Agent (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC)

and any assignee solely for the purpose of perfecting the security interest granted under the ABL Loan Documents and the Note Documents, respectively, subject to the terms and conditions of this Section 5.5. Each Agent hereby appoints each other Agent as its non-fiduciary gratuitous bailee for the purposes of perfecting its security interest in all Pledged Collateral in which such other Agent has a perfected security interest under the UCC. Solely with respect to any Deposit Accounts under the control of ABL Agent (other than any Deposit Account holding only ABL Exclusive Priority Cash Collateral), ABL Agent agrees to also hold such control as gratuitous agent for Note Security Agent subject to the terms and conditions of this Section 5.5. Solely with respect to the Note Priority Collateral Account under the control of Note Security Agent, Note Security Agent agrees to also hold such control as gratuitous agent for ABL Agent subject to the terms and conditions of this Section 5.5. ABL Agent and Note Security Agent hereby accept such appointments pursuant to this Section 5.5(a) and acknowledge and agree that they shall hold the Pledged Collateral for the benefit of the other Claimholders with respect to any Pledged Collateral and that any proceeds received by such Agent under any Pledged Collateral shall be applied in accordance with Section 4.

(b) Each Agent shall have no obligation whatsoever to any Claimholders or other Agents to ensure that the Pledged Collateral is genuine or owned by any of the Grantors, to perfect the security interest of any other Agent or any other Claimholder or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5. The duties or responsibilities of ABL Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee (and with respect to Deposit Accounts, as gratuitous agent) in accordance with this Section 5.5 and delivering the Pledged Collateral upon a Discharge of ABL Obligations as provided in Section 5.5(d) below or upon a Discharge of Note Obligations as provided in Section 5.5(e) below.

(c) None of the Agents shall have by reason of the Collateral Documents, this Agreement or any other document a fiduciary relationship in respect of any other Agent or Claimholder represented by such other Agent. Each Agent and the respective Claimholders represented by it hereby waives and releases each other Agent and the respective Claimholders represented by it from all claims and liabilities arising pursuant to such Agent’s role under this Section 5.5 as gratuitous bailee and gratuitous agent with respect to the Pledged Collateral. It is understood and agreed that the interests of ABL Agent and the ABL Claimholders, on the one hand, and Note Security Agent and the Note Claimholders on the other hand, may differ and each of ABL Agent and Note Security Agent and each of the ABL Claimholders and Note Claimholders shall be fully entitled to act in their own interest without taking into account the interests of any other Agents or Claimholders represented by such other Agent.

(d) Upon the Discharge of ABL Obligations, ABL Agent shall deliver the remaining Pledged Collateral in its possession (if any) together with any necessary endorsements (such endorsement shall be without recourse and without any representation or warranty) in the following order: first, if a Discharge of Note Obligations has not already occurred, to Note Security Agent until a Discharge of Note Obligations has occurred and second, if a Discharge of Excess ABL Obligations has not already occurred, to ABL Agent for application to any Excess ABL Obligations until a Discharge of Excess ABL Obligations has occurred, and third, if a Discharge of Excess Note Obligations has not already occurred, to Note Security Agent for application to any Excess Note Obligations until a Discharge of Excess Note Obligations has occurred, and fourth, to the Company or as a court of competent jurisdiction may otherwise direct. ABL Agent further agrees to take all other action reasonably requested in writing by Note Security Agent at the expense of the Company in connection with Note Security Agent obtaining a first-priority interest in the ABL Priority Collateral.

(e) Upon the Discharge of Note Obligations, Note Security Agent shall deliver the remaining Pledged Collateral in its possession (if any) together with any necessary endorsements (such endorsement shall be without recourse and without any representation or warranty) in the following order: first, to ABL Agent until a Discharge of ABL Obligations has occurred second, if a Discharge of Excess Note Obligations has not already occurred, to Note Security Agent for application to any Excess Note Obligations until a Discharge of Excess Note Obligations has occurred, and third, if a Discharge of Excess ABL Obligations has not already occurred, to ABL Agent for application to any Excess ABL Obligations until a Discharge of Excess ABL Obligations has occurred, and fourth, to the Company or as a court of competent jurisdiction may otherwise direct. Note Security Agent further agrees to take all other action reasonably requested in writing by ABL Agent at the expense of the Company in connection with ABL Agent obtaining a first-priority interest in the Note Priority Collateral.

(f) Notwithstanding anything to the contrary contained in this Agreement, any obligation of either Agent, to make any delivery to the other Agent under Section 5.5(d), Section 5.5(e) or Section 5.6 is subject to (i) the order of any court of competent jurisdiction or (ii) any automatic stay imposed in connection with any Insolvency or Liquidation Proceeding

5.6 When Discharge of Obligations Deemed to Not Have Occurred.

(a) If, at any time after the Discharge of ABL Obligations has occurred or contemporaneously therewith, the Company enters into any Replacement ABL Credit Agreement which Replacement ABL Credit Agreement is permitted by the Note Documents, then such Discharge of ABL Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of ABL Obligations), and, from and after the date on which the agent/trustee (or, in the absence of any such agent/trustee, all of the lender(s) under such Replacement ABL Credit Agreement) under such Replacement ABL Credit Agreement becomes a party to this Agreement in accordance with Section 9.22 hereof, the obligations under such Replacement ABL Credit Agreement automatically shall be treated as ABL Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the agent/trustee (or, in the absence of any such agent/trustee, all of the lender(s) under such Replacement ABL Credit Agreement) under such Replacement ABL Credit Agreement shall be the “ABL Agent” for all purposes of this Agreement and this Agreement shall continue or be reinstated (as applicable) in full force and effect, and any such prior termination (if any) shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement (if any). Upon receipt of a designation from the Company in accordance with Section 9.22 hereof, Note Security Agent shall promptly (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such new ABL Agent shall reasonably request in writing in order to provide to the new ABL Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver to the new ABL Agent any Pledged Collateral constituting ABL Priority Collateral held by it together with any necessary endorsements (or otherwise allow the new ABL Agent to obtain control of such Pledged Collateral). As provided in Section 9.22 hereof, the new ABL Agent shall agree in a writing addressed to Note Security Agent and the Note Claimholders to be bound by the terms of this Agreement. Subject to Section 2.5 hereof, if the new ABL Obligations under the new ABL Loan Documents are secured by assets of the Grantors constituting Collateral that do not also secure the Note Obligations, then the Note Obligations shall be secured at such time by a second-priority Lien on such assets to the same extent provided in the Note Collateral Documents and this Agreement except to the extent such Lien on such assets constitutes a Declined Lien.

(b) If, at any time after the Discharge of Note Obligations has occurred or contemporaneously therewith, the Company enters into any Replacement Note Indenture which Replacement Note Indenture is permitted by the ABL Loan Documents, then such Discharge of Note Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Note Obligations), and, from and after the date on which the agent/trustee (or, in the absence of any such agent/trustee, all of the lender(s)/noteholder(s) under such Replacement Note Indenture) under such Replacement Note Indenture becomes a party to this Agreement in accordance with Section 9.22 hereof, the obligations under such Replacement Note Indenture automatically shall be treated as Note Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the agent/trustee (or, in the absence of any such agent/trustee, all of the lender(s)/noteholder(s) under such Replacement Note Indenture) under such Replacement Note Indenture shall be the “Note Security Agent” for all purposes of this Agreement and this Agreement shall continue or be reinstated (as applicable) in full force and effect, and any such prior termination (if any) shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement (if any). Upon receipt of a designation from the Company in accordance with Section 9.22 hereof, ABL Agent shall promptly (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such new Note Security Agent shall reasonably request in writing in order to provide to the new Note Security Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver to the new Note Security Agent any Pledged Collateral constituting Note Priority Collateral held by it together with any necessary endorsements (or otherwise allow the new Note Security Agent to obtain control of such Pledged Collateral). As provided in Section 9.22 hereof, the new Note Security Agent shall agree in a writing addressed to Note Security Agent and the Note Claimholders to be bound by the terms of this Agreement. Subject to Section 2.5 hereof, if the new Note Obligations under the new Note Documents are secured by assets of the Grantors constituting Collateral that do not also secure the ABL Obligations, then the ABL Obligations shall be secured at such time by a second-priority Lien on such assets to the same extent provided in the ABL Collateral Documents and this Agreement except to the extent such Lien on such assets constitutes a Declined Lien.

SECTION 6

PURCHASE OPTIONS

6.1 Notice of Exercise.

(a) Upon the occurrence and during the continuance of an (i) acceleration of the ABL Obligations and termination of commitments to advance further revolving loans under the ABL Credit Agreement, (ii) an Insolvency or Liquidation Proceeding, (iii) an ABL Default resulting from the failure to make principal or interest payments of the ABL Obligations when due under the ABL Loan Documents, if such ABL Default remains unwaived for at least forty-five (45) consecutive days, (iv) the termination of the ABL Standstill Period or the Note Standstill Period, (v) the ABL Lenders ceasing to make extensions of credit under the ABL Credit Agreement at any time that there is borrowing base availability under the ABL Credit Agreement (regardless of whether a default or Event of Default (as defined in the ABL Credit Agreement) exists under the ABL Credit Agreement) for a period of three (3) or more consecutive Business Days at a time “cash dominion” exists with respect to Deposit Accounts, or (vi) Note Security Agent shall have received an Enforcement Notice or a notice from ABL Agent of ABL Agent’s intention to commence foreclosure or take any other action to sell or otherwise realize upon any Collateral, all or a portion of the Note Claimholders, acting as a single group, shall have the option at any time upon five (5) Business Days’ prior written notice to ABL Agent to purchase all of the ABL Obligations from the ABL Claimholders. Such notice from such Note Claimholders to ABL Agent shall be irrevocable.

(b) Upon the occurrence and during the continuance of an (i) acceleration of the Note Obligations under the Note Indenture, (ii) an Insolvency or Liquidation Proceeding, (iii) a Note Default resulting from the failure to make principal or interest payments of the Note Obligations when due under the Note Documents, if such Note Default remains unwaived for at least forty-five (45) consecutive days, (iv) the termination of the ABL Standstill Period or the Note Standstill Period, or (v) ABL Agent shall have received an Enforcement Notice or a notice from Note Security Agent of Note Security Agent’s intention to commence foreclosure or take any other action to sell or otherwise realize upon any Collateral, all or a portion of the ABL Claimholders, acting as a single group, shall have the option at any time upon five (5) Business Days’ prior written notice to Note Security Agent(which notice the Note Security Agent will promptly forward to the Note Claimholders) to purchase all of the Note Obligations from the Note Claimholders. Such notice from such ABL Claimholders to Note Security Agent shall be irrevocable.

(c) Upon the occurrence and during the continuance of an (i) acceleration of the Additional Notes Collateral Debt Obligations under the Additional Notes Collateral Debt Agreement, (ii) an Insolvency or Liquidation Proceeding, (iii) any Note Default with respect to the Additional Notes Collateral Debt Documents, if such Note Default remains unwaived for at least forty-five (45) consecutive days, (iv) the termination of the ABL Standstill Period or the Note Standstill Period, or (v) Initial Note Security Agent shall have received an Enforcement Notice or a notice from the Additional Notes Collateral Debt Representative of such Additional Notes Collateral Debt Representative’s intention to commence foreclosure or take any other action to sell or otherwise realize upon any Collateral, all or a portion of the Initial Note Claimholders, acting as a single group, shall have the option at any time upon five (5) Business Days’ prior written notice to Additional Notes Collateral Debt Representative (which notice the Additional Notes Collateral Debt Representative will promptly forward to the Additional Notes Claimholders) to purchase all of the Additional Notes Collateral Debt Obligations from the Additional Notes Claimholders. Such notice from such Initial Note Claimholders to Additional Notes Collateral Debt Representative shall be irrevocable.

6.2 Purchase and Sale.

(a) On the date specified by the relevant Note Claimholders in the notice contemplated by Section 6.1(a) above (which shall not be less than five (5) Business Days, nor more than twenty (20) calendar days, after the receipt by ABL Agent of the notice of the relevant Note Claimholder’s election to exercise such option), the ABL Claimholders shall sell to the relevant Note Claimholders, and the relevant Note Claimholders shall purchase from the ABL Claimholders, the ABL Obligations, provided that, ABL Agent and the ABL Claimholders shall retain all rights to be indemnified and/or held harmless by the ABL Credit Parties in accordance with the terms of the ABL Loan Documents (the “ABL Retained Indemnification Interests”).

(b) On the date specified by the relevant ABL Claimholders in the notice contemplated by Section 6.1(b) above (which shall not be less than five (5) Business Days, nor more than twenty (20) calendar days, after the receipt by Note Security Agent of the notice of the relevant ABL Claimholder’s election to exercise such option), the Note Claimholders shall sell to the relevant ABL Claimholders, and the relevant ABL Claimholders shall purchase from the Note Claimholders, the Note Obligations, provided that, Note Security Agent and the Note Claimholders shall retain all rights to be indemnified and/or held harmless by the Notes Parties in accordance with the terms of the Note Documents (the “Note Retained Indemnification Interests”).

(c) On the date specified by the relevant Initial Note Claimholders in the notice contemplated by Section 6.1(c) above (which shall not be less than five (5) Business Days, nor more than twenty (20) calendar days, after the receipt by Additional Notes Collateral Debt Representative of the notice of the relevant Initial Note Claimholders’ election to exercise such option), the Additional Notes Claimholders shall sell to the relevant Initial Note Claimholders, and the relevant Initial Notes Claimholders shall purchase from the Additional Notes Claimholders, the Additional Notes Collateral Debt Obligations, provided that, Additional Notes Collateral Debt Representative and the Additional Notes Claimholders shall retain all rights to be indemnified and/or held harmless by the Notes Parties in accordance with the terms of the Additional Notes Collateral Debt Documents (the “Additional Notes Retained Indemnification Interests”).

(d) (x) Interest consisting of Excess ABL Obligations shall continue to accrue and be payable in accordance with the terms of the ABL Loan Documents, (y) the ABL Retained Indemnification Interests and any Excess ABL Obligations (collectively, the “ABL Retained Interest”) shall continue to be secured by the Collateral, and (z) the ABL Retained Interest shall be paid (or cash collateralized, as applicable) in accordance with the terms of the ABL Credit Agreement and this Agreement. Each ABL Claimholder shall continue to have all rights and remedies of a lender under the ABL Credit Agreement and the other ABL Loan Documents; provided, that no ABL Claimholder shall have any right to vote on or otherwise consent to any amendment, waiver, departure from, or other modification of any provision of any ABL Loan Document except that the consent of ABL Agent shall be required for (i) those matters that require the agreement of all lenders under the ABL Credit Agreement to reduce interest or principal and (ii) matters in contravention of the provisions and priorities set forth in this Agreement with respect to the ABL Retained Interest.

(e) (x) Interest consisting of Excess Note Obligations shall continue to accrue and be payable in accordance with the terms of the Note Documents, (y) the Note Retained Indemnification Interest and any Excess Note Obligations (collectively, the “Note Retained Interest”) shall continue to be secured by the Collateral, and (z) the Note Retained Interest shall be paid (or cash collateralized, as applicable) in accordance with the terms of the Note Indenture and this Agreement. Each Note Claimholder shall continue to have all rights and remedies of a holder under the Note Indenture and the other Note Documents; provided, that no Note Claimholder shall have any right to vote on or otherwise consent to any amendment, waiver, departure from, or other modification of any provision of any Note Document except that the consent of Note Security Agent shall be required for (i) those matters that require the agreement of all holders under the Note Indenture to reduce interest or principal and (ii) matters in contravention of the provisions and priorities set forth in this Agreement with respect to the Note Retained Interest.

(f) (x) Interest consisting of Excess Additional Notes Obligations shall continue to accrue and be payable in accordance with the terms of the Additional Notes Collateral Debt Documents, (y) the Additional Notes Retained Indemnification Interest and any Excess Note Obligations (collectively, the “Additional Notes Retained Interest”) shall continue to be secured by the Collateral, and (z) the Additional Notes Retained Interest shall be paid (or cash collateralized, as applicable) in accordance with the terms of the Additional Notes Collateral Debt Agreement and this Agreement. Each Additional Notes Claimholder shall continue to have all rights and remedies of a holder under the Additional Notes Collateral Debt Agreement and the other Additional Notes Collateral Debt Documents; provided, that no Additional Notes Claimholder shall have any right to vote on or otherwise consent to any amendment, waiver, departure from, or other modification of any provision of any Additional Notes Collateral Debt Document except that the consent of Additional Notes Collateral Debt Representative shall be required for (i) those matters that require the agreement of all holders under the Additional Notes Collateral Debt Agreement to reduce interest or principal and (ii) matters in contravention of the provisions and priorities set forth in this Agreement with respect to the Additional Notes Retained Interest.

(g) In the event that any one or more of the Note Claimholders exercises and consummates the purchase option set forth in this Section 6, (i) ABL Agent shall have the right, but not the obligation, to immediately resign under the ABL Credit Agreement, and (ii) the purchasing Note Claimholders shall have the right, but not the obligation, to require ABL Agent to immediately resign under the ABL Credit Agreement. If ABL Agent shall resign under this Section 6.2(g), to the extent permitted by applicable law, upon the written request of Note Security Agent (with all costs and expenses in connection therewith to be for the account of Note Security Agent and to be paid by Grantors), ABL Agent shall, without recourse or warranty, take commercially reasonable steps to transfer the possession of the Collateral, if any, then in its possession to Note Security Agent, except in the event and to the extent (A) such Collateral is sold, liquidated, or otherwise disposed of by any of the ABL Claimholders or by a Grantor as provided herein in full or partial satisfaction of any of the ABL Obligations or (B) it is otherwise required by any order of any court or other governmental authority or applicable law.

(h) In the event that any one or more of the ABL Claimholders exercises and consummates the purchase option set forth in this Section 6, (i) the Note Security Agent shall have the right, but not the obligation, to immediately resign under the Note Indenture, and (ii) the purchasing ABL Claimholders shall have the right, but not the obligation, to require Note Security

Agent to immediately resign under the Note Indenture. If Note Security Agent shall resign under this Section 6.2(h), to the extent permitted by applicable law, upon the written request of ABL Agent (with all costs and expenses in connection therewith to be for the account of ABL Agent and to be paid by Grantors) Note Security Agent shall, without recourse or warranty, take commercially reasonable steps to transfer the possession of the Collateral, if any, then in its possession to ABL Agent, except in the event and to the extent (A) such Collateral is sold, liquidated, or otherwise disposed of by any of the Note Claimholders or by a Grantor as provided herein in full or partial satisfaction of any of the Note Obligations or (B) it is otherwise required by any order of any court or other governmental authority or applicable law.

(i) In the event that any one or more of the Initial Note Claimholders exercises and consummates the purchase option set forth in this Section 6, (i) the Additional Notes Collateral Debt Representative shall have the right, but not the obligation, to immediately resign under the Additional Notes Collateral Debt Agreement, and (ii) the purchasing Initial Note Claimholders shall have the right, but not the obligation, to require Additional Notes Collateral Debt Representative to immediately resign under the Additional Notes Collateral Debt Agreement. If Additional Notes Collateral Debt Representative shall resign under this Section 6.2(i), to the extent permitted by applicable law, upon the written request of Initial Note Security Agent (with all costs and expenses in connection therewith to be for the account of Initial Note Security Agent and to be paid by Grantors), Additional Notes Collateral Debt Representative shall, without recourse or warranty, take commercially reasonable steps to transfer the possession of the Collateral, if any, then in its possession to Initial Note Security Agent, except in the event and to the extent (A) such Collateral is sold, liquidated, or otherwise disposed of by any of the Additional Notes Claimholders or by a Grantor as provided herein in full or partial satisfaction of any of the Additional Notes Collateral Debt Obligations or (B) it is otherwise required by any order of any court or other governmental authority or applicable law.

6.3 Payment of Purchase Price.

(a) Upon the date of such purchase and sale, the relevant Note Claimholders, the relevant Initial Note Claimholders, or the relevant ABL Claimholders, as applicable, shall (i) pay to ABL Agent for the benefit of the ABL Claimholders (with respect to a purchase of the ABL Obligations), to Note Security Agent for the benefit of the Note Claimholders (with respect to a purchase of the Note Obligations), or to Additional Notes Collateral Debt Representative (with respect to a purchase of the Additional Notes Collateral Debt Obligations) as the purchase price therefor the full amount of all the ABL Obligations, Note Obligations, or Additional Notes Collateral Debt Obligations, as applicable, then outstanding and unpaid (including principal, interest, fees and expenses, including reasonable attorneys’ fees and legal expenses) in cash, (ii) with respect to a purchase of the ABL Obligations, furnish cash collateral to ABL Agent in a manner and in such amounts as ABL Agent determines is reasonably necessary to secure the ABL Claimholders in connection with any issued and outstanding letters of credit, hedging obligations and cash management obligations secured by the ABL Loan Documents, (iii) [reserved], (iv) with respect to a purchase of the ABL Obligations, agree to reimburse ABL Agent and the ABL Claimholders for any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any issued and outstanding letters of credit as described above and any checks or other payments provisionally credited to the ABL Obligations, and/or as to which ABL Agent has not yet received final payment,

(v) with respect to a purchase of ABL Obligations, furnish cash collateral to ABL Agent in such amount as ABL Agent determines is reasonably necessary to secure the ABL Claimholders in respect of indemnification obligations of the ABL Credit Parties as to matters or circumstances known to ABL Agent at the time of the purchase and sale which would reasonably be expected to result in any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) to the ABL Claimholders, (vi) with respect to a purchase of Note Obligations, furnish cash collateral to Note Security Agent in such amount as Note Security Agent determines is reasonably necessary to secure the Note Claimholders in respect of indemnification obligations of the Notes Parties as to matters or circumstances known to Note Security Agent at the time of the purchase and sale which would reasonably be expected to result in any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) to the Note Claimholders, (vii) with respect to a purchase of Additional Notes Obligations, furnish cash collateral to Additional Notes Collateral Debt Representative in such amount as Additional Notes Collateral Debt Representative determines is reasonably necessary to secure the Additional Notes Claimholders in respect of indemnification obligations of the Notes Parties as to matters or circumstances known to Additional Notes Collateral Debt Representative at the time of the purchase and sale which would reasonably be expected to result in any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) to the Additional Notes Claimholders, and (viii) agree to indemnify and hold harmless the ABL Claimholders, the Note Claimholders, or the Additional Notes Claimholders, as applicable, from and against any loss, liability, claim, damage or expense (including reasonable fees and expenses of legal counsel) arising out of any claim asserted by a third party in respect of the ABL Obligations, the Note Obligations, or the Additional Notes Collateral Debt Obligations, as applicable, as a direct result of any acts by any Note Claimholder, any ABL Claimholder, or any Additional Notes Claimholder, as applicable, occurring after the date of such purchase. Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account in New York, New York as ABL Agent, Note Security Agent, or Additional Notes Collateral Debt Representative, as applicable, may designate in writing for such purpose.

(b) Anything contained in this Section 6.3 to the contrary notwithstanding, with respect to a purchase of ABL Obligations, in the event that the purchasing Note Claimholders receive all or a portion of any prepayment premium, make-whole obligation, or early termination fee payable pursuant to the ABL Loan Documents in cash within 90 days following the date on which the purchasing Note Claimholders pay the purchase price described in clause (a) above, then, within 3 Business Days after receipt by such Note Claimholders of such amounts, the purchasing Note Claimholders shall pay a supplemental purchase price to ABL Agent, for the benefit of the ABL Claimholders, in respect of their purchase under this Section 6 in an amount equal to the portion of the prepayment premium, make-whole obligation or early termination fee received by the purchasing Note Claimholders to which the ABL Claimholders would have been entitled to receive had the purchase under this Section 6 not occurred.

(c) Anything contained in this Section 6.3 to the contrary notwithstanding, with respect to a purchase of Note Obligations, in the event that the purchasing ABL Claimholders receive all or a portion of any prepayment premium, make-whole obligation, or early termination fee payable pursuant to the Note Documents in cash within 90 days following the date on which the purchasing ABL Claimholders pay the purchase price described in clause (a) above, then, within 3 Business Days after receipt by such ABL Claimholders of such amounts, the purchasing

ABL Claimholders shall pay a supplemental purchase price to Note Security Agent, for the benefit of the Note Claimholders, in respect of their purchase under this Section 6 in an amount equal to the portion of the prepayment premium, make-whole obligation or early termination fee received by the purchasing ABL Claimholders to which the Note Claimholders would have been entitled to receive had the purchase under this Section 6 not occurred.

(d) Anything contained in this Section 6.3 to the contrary notwithstanding, with respect to a purchase of Additional Notes Collateral Debt Obligations, in the event that the purchasing Initial Note Claimholders receive all or a portion of any prepayment premium, make-whole obligation, or early termination fee payable pursuant to the Additional Notes Collateral Debt Documents in cash within 90 days following the date on which the purchasing Initial Note Claimholders pay the purchase price described in clause (a) above, then, within 3 Business Days after receipt by such Additional Notes Claimholders of such amounts, the purchasing Initial Note Claimholders shall pay a supplemental purchase price to Note Security Agent, for the benefit of the Additional Notes Claimholders, in respect of their purchase under this Section 6 in an amount equal to the portion of the prepayment premium, make-whole obligation or early termination fee received by the purchasing Initial Note Claimholders to which the Additional Notes Claimholders would have been entitled to receive had the purchase under this Section 6 not occurred.

6.4 Limitation on Representations and Warranties.

(a) Such purchase shall be expressly made without representation or warranty of any kind by any selling party (or the applicable ABL Agent or Note Security Agent) and without recourse of any kind, except that the selling party shall represent and warrant: (a) the amount of the ABL Obligations or Note Obligations, as applicable, being purchased from it, (b) that such ABL Claimholder or Note Claimholder, as applicable, owns the ABL Obligations or Note Obligations, as applicable, free and clear of any Liens or encumbrances and (c) that such ABL Claimholder or Note Claimholder, as applicable, has the right to assign such ABL Obligations or Note Obligations, as applicable, and the assignment is duly authorized.

SECTION 7

INSOLVENCY OR LIQUIDATION PROCEEDINGS

7.1 Finance and Sale Issues.

(a) Until the Discharge of ABL Obligations has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and ABL Agent shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) constituting ABL Priority Collateral or proceeds thereof or to permit any Grantor to obtain financing, whether from the ABL Claimholders, the Note Claimholders or any other Person approved by the Requisite Note Claimholders and the Requisite ABL Claimholders under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“DIP Financing”) then Note Security Agent, on behalf of itself and the Note Claimholders represented by it, agrees that it will raise no objection and be deemed to have consented to such Cash Collateral use or DIP Financing so long as such Cash Collateral use or DIP Financing meet the following requirements: (i) the aggregate principal amount of the DIP Financing plus the aggregate outstanding amount of

ABL Principal Obligations does not exceed the ABL Cap Amount; (ii) Note Security Agent and the Note Claimholders represented by it may assert any objection with respect thereto that may be raised by an unsecured creditor of the Grantors; (iii) the terms of the DIP Financing (a) do not compel the applicable Grantor to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in the DIP Financing documentation or a related document, (b) do not expressly require the liquidation of all or substantially all of the Collateral prior to the default under such documentation and (c) contain interest rates and advance rates that are commercially reasonable; and (iv) any Lien on the Note Priority Collateral to secure such DIP Financing is subordinate to the Lien of Note Security Agent with respect thereto (to the extent such Lien secures Note Obligations) and to the Liens securing any DIP Financing made in accordance with Section 7.1(b) below. To the extent the Liens securing the ABL Obligations are subordinated to or pari passu with the Liens securing such DIP Financing which meets the requirements of clauses (i) through (iv) above, Note Security Agent will subordinate its Liens in the ABL Priority Collateral to the Liens securing such DIP Financing (and all obligations relating thereto) and will not request adequate protection or any other relief in connection therewith (except as expressly agreed by ABL Agent or to the extent permitted by Section 7.3). Note Security Agent agrees that it shall not, and nor shall any of the Note Claimholders, directly or indirectly, provide, offer to provide, or support any DIP Financing secured by a Lien on the ABL Priority Collateral that is senior to or pari passu with the Liens securing the ABL Obligations and DIP Financing provided by or consented to by ABL Claimholders. If, in connection with any use of Cash Collateral constituting ABL Priority Collateral or DIP Financing provided by or consented to by ABL Claimholders, any Liens on the ABL Priority Collateral held by the ABL Claimholders to secure the ABL Obligations and DIP Financing provided by or consented to by ABL Claimholders are subject to a surcharge or are subordinated to an administrative priority claim, a professional fee “carve-out,” or fees owed to the United States Trustee, then the Liens on the ABL Priority Collateral of the Note Claimholders securing the Note Obligations and any DIP Financing provided by or consented to by Note Claimholders shall also be subordinated to such interest or claim and shall remain subordinated to the Liens on the ABL Priority Collateral of the ABL Claimholders consistent with this Agreement.

(b) Until the Discharge of Note Obligations has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and Note Security Agent shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) constituting Note Priority Collateral or proceeds thereof or to permit any Grantor to obtain DIP Financing, then ABL Agent, on behalf of itself and the ABL Claimholders represented by it, agrees that it will raise no objection and be deemed to have consented to such Cash Collateral use or DIP Financing so long as such Cash Collateral use or DIP Financing meet the following requirements: (i) the aggregate principal amount of the DIP Financing plus the aggregate outstanding amount of Note Principal Obligations does not exceed the Note Cap Amount; (ii) ABL Agent and the ABL Claimholders represented by it may assert any objection with respect thereto that may be raised by an unsecured creditor of the Grantors; (iii) the terms of the DIP Financing (a) do not compel the applicable Grantor to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in the DIP Financing documentation or a related document, (b) do not expressly require the liquidation of all or substantially all of the Collateral prior to the default under such documentation and (c) contain interest rates and advance rates that are commercially reasonable; and (iv) any Lien on the ABL Priority Collateral to secure such DIP Financing is subordinate to the Lien of ABL Agent with respect thereto (to the extent such Lien secures ABL Obligations) and to the Liens securing any DIP Financing made in accordance with Section 7.1(a) above. To the extent the Liens securing the Note Obligations are subordinated to or pari passu with the Liens securing such DIP Financing which meets the requirements of clauses (i) through (iv) above, ABL Agent will subordinate its Liens in the Note Priority Collateral to the Liens securing such DIP Financing (and all obligations relating thereto) and will not request adequate protection or any other relief in connection therewith (except as expressly agreed by Note Security Agent or to the extent permitted by Section 7.3). ABL Agent agrees that it shall not, and nor shall any of the ABL Claimholders, directly or indirectly, provide, offer to provide, or support any DIP Financing secured by a Lien on the Note Priority Collateral that is senior to or pari passu with the Liens securing the Note Obligations and DIP Financing provided by or consented to by Note Claimholders. If, in connection with any use of Cash Collateral constituting Note Priority Collateral or DIP Financing provided by or consented to by Note Claimholders, any Liens on the Note Priority Collateral held by the Note Claimholders to secure the Note Obligations and DIP Financing provided by or consented to by Note Claimholders are subject to a surcharge or are subordinated to an administrative priority claim, a professional fee “carve-out,” or fees owed to the United States Trustee, then the Liens on the Note Priority Collateral of the ABL Claimholders securing the ABL Obligations and any DIP Financing provided by or consented to by ABL Claimholders shall also be subordinated to such interest or claim and shall remain subordinated to the Liens on the Note Priority Collateral of the Note Claimholders consistent with this Agreement.

7.2 Relief from the Automatic Stay. Until the Discharge of Prior Lien Obligations has occurred, each Subordinated Lien Agent, on behalf of itself and the Subordinated Lien Claimholders represented by it, agrees that none of them shall (i) seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Subordinated Lien Collateral, without the prior written consent of the Prior Lien Agent or (ii) oppose (or support any other Person in opposing) any request by any Prior Lien Agent for relief from such stay with respect to Prior Lien Collateral; provided, that if the Prior Lien Agent seeks and obtains relief from the automatic stay or other stay then the Subordinated Lien Agent may join in such relief in respect of the Subordinated Lien Collateral.

7.3 Adequate Protection.

(a) Until the Discharge of Prior Lien Obligations has occurred, each Subordinated Lien Agent, on behalf of itself and the Subordinated Lien Claimholders represented by it, agrees that none of them shall contest (or support any other Person contesting):

(i) any request by any Prior Lien Agent or any Prior Lien Claimholders for adequate protection under any Bankruptcy Law with respect to Prior Lien Collateral; provided, any Subordinated Lien Claimholder, solely in its capacity as a Prior Lien Claimholder, may object to adequate protection in the form of cash payments to the extent such payment is sought to be paid from such Subordinated Lien Claimholder’s Prior Lien Collateral or the proceeds (or advances in respect) thereof; or

(ii) any objection by any Prior Lien Agent or any Prior Lien Claimholders to any motion, relief, action or proceeding based on such Prior Lien Agent or such Prior Lien Claimholders claiming a lack of adequate protection with respect to Prior Lien Collateral.

(b) Notwithstanding the foregoing provisions in this Section 7.3, in any Insolvency or Liquidation Proceeding, (i) if the Prior Lien Claimholders (or any subset thereof) are granted adequate protection with respect to Prior Lien Collateral in the form of additional collateral in connection with any Cash Collateral use or DIP Financing, then each Subordinated Lien Agent, on behalf of itself or any of the Subordinated Lien Claimholders, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the Prior Lien Obligations and such Cash Collateral use or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Subordinated Lien Obligations are so subordinated to the Prior Lien Obligations under this Agreement and (ii) if the ABL Claimholders (or any subset thereof), on the one hand, and the Note Claimholders (or any subset thereof), on the other hand, are granted adequate protection with respect to the Collateral in the form of a super priority administrative expense claim in connection with any Cash Collateral use or DIP Financing, then such superpriority administrative expense claim shall be pari passu in respect of each applicable claim relating to Prior Lien Collateral, and shall be pari passu in respect of each applicable claim relating to Subordinated Lien Collateral, and all such superpriority administrative claims relating to Subordinated Lien Collateral shall be junior in right of payment to such claims relating to Prior Lien Collateral.

(c) Each Subordinated Lien Agent, for itself and on behalf of each other Subordinated Lien Claimholder represented by it, agrees that notice of a hearing to approve DIP Financing or use of Cash Collateral on an interim basis shall be adequate if delivered to such Subordinated Lien Agent at least two (2) Business Days in advance of such hearing and that notice of a hearing to approve DIP Financing or use of Cash Collateral on a final basis shall be adequate if delivered to such Subordinated Lien Agent at least fourteen (14) days in advance of such hearing.

7.4 Avoidance Issues. If any Prior Lien Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor any amount paid in respect of Prior Lien Obligations (a “Recovery”), then such Prior Lien Claimholders shall be entitled to a reinstatement of Prior Lien Obligations with respect to all such recovered amounts on the date of such Recovery, and from and after the date of such reinstatement the Discharge of Prior Lien Obligations shall be deemed not to have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. This Section 7.4 shall survive termination of this Agreement.

7.5 Reorganization Securities. Notwithstanding anything herein to the contrary, if, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization, arrangement, compromise or liquidation or similar dispositive restructuring plan, both on account of Prior Lien Obligations and on account of Subordinated Lien Obligations, then, to the extent the debt obligations distributed on account of the Prior Lien Obligations and on account of the Subordinated Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

7.6 Post-Petition Obligations. Neither the Subordinated Lien Agents nor any Subordinated Lien Claimholder shall oppose or seek to challenge any claim by the Prior Lien Agent or any Prior Lien Claimholder for allowance in any Insolvency or Liquidation Proceeding of Prior Lien Obligations consisting of Post-Petition Obligations to the extent of the value of any Prior Lien Claimholder’s Lien on Prior Lien Collateral, without regard to the existence of the Lien of the Subordinated Lien Agent on behalf of the Subordinated Lien Claimholders on such Collateral.

7.7 Waivers. Each Subordinated Lien Agent, for itself and on behalf of each other Subordinated Lien Claimholder represented by it, waives any claim it may hereafter have against any Prior Lien Claimholder arising out of the election of any Prior Lien Claimholder of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Prior Lien Collateral in any Insolvency or Liquidation Proceeding so long as such actions are not in express contravention of the terms of this Agreement. The Subordinated Lien Claimholders agree that they will not, directly or indirectly, assert or support the assertion of, and hereby waive any right that they may have to assert or support the assertion of any claim under Section 506(c) or the “equities of the case” exception of Section 552(b) of the Bankruptcy Code as against any Prior Lien Claimholder or with respect to any of the Prior Lien Collateral to the extent securing the Prior Lien Obligations; provided, that nothing herein shall restrict the holder of any DIP Financing from having, or seeking to have, such DIP Financing repaid, in whole or in part, from the proceeds of the assertion of any claim under Section 506(c) of the Bankruptcy Code (or any comparable provision of any other Bankruptcy Law) with respect to such Prior Lien Collateral.

7.8 Separate Grants of Security and Separate Classification. Note Security Agent, for itself and on behalf of each other Note Claimholder represented by it, and ABL Agent, for itself and on behalf of each other ABL Claimholder represented by it, acknowledge and agree that:

(a) the grants of Liens pursuant to the ABL Collateral Documents and the Note Collateral Documents constitute separate and distinct grants of Liens; and

(b) because of, among other things, their differing rights in the Collateral, the Note Obligations are fundamentally different from the ABL Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.

7.9 Effectiveness in Insolvency or Liquidation Proceedings. The parties hereto acknowledge that this Agreement is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, which will be effective before, during and after the commencement of an Insolvency or Liquidation Proceeding. All references in this Agreement to any Grantor will include such Person as a debtor-in-possession and any receiver or trustee for such Person in an Insolvency or Liquidation Proceeding.

7.10 Asset Dispositions.

(a) Until the Discharge of ABL Obligations has occurred, Note Security Agent, for itself and on behalf of each other Note Claimholder represented by it, agrees that, in the event of any Insolvency or Liquidation Proceeding, the Note Claimholders will not seek consultation rights in connection with, and will not object or oppose (or support any Person in objecting or opposing) a motion for any Disposition of any ABL Priority Collateral free and clear of the Liens of Note Security Agent and the Note Claimholders or other claims under Sections 363, 365, 1129 or 1141 of the Bankruptcy Code, or any comparable provision of any Bankruptcy Law (and including any motion for bid procedures or other procedures related to the Disposition that is the subject of such motion), and shall be deemed to have consented to any such Disposition of any ABL Priority Collateral under Section 363(f) of the Bankruptcy Code that has been consented to by ABL Agent; provided that (i) the proceeds of such Disposition of any Collateral to be applied to the ABL Obligations or the Note Obligations are applied in accordance with Sections 4.1 and 4.2 and (ii) Note Security Agent and the Note Claimholders represented by it may assert any objection with respect thereto that may be raised by an unsecured creditor of the Grantors.

(b) Until the Discharge of Note Obligations has occurred, ABL Agent, for itself and on behalf of each other ABL Claimholder represented by it, agrees that, in the event of any Insolvency or Liquidation Proceeding, the ABL Claimholders will not seek consultation rights in connection with, and will not object or oppose (or support any Person in objecting or opposing) a motion for any Disposition of any Note Priority Collateral free and clear of the Liens of ABL Agent and the ABL Claimholders or other claims under Sections 363, 365, 1129 or 1141 of the Bankruptcy Code, or any comparable provision of any Bankruptcy Law (and including any motion for bid procedures or other procedures related to the Disposition that is the subject of such motion), and shall be deemed to have consented to any such Disposition of any Note Priority Collateral under Section 363(f) of the Bankruptcy Code that has been consented to by Note Security Agent; provided that (i) the proceeds of such Disposition of any Collateral to be applied to the ABL Obligations or the Note Obligations are applied in accordance with Sections 4.1 and 4.2 and (ii) ABL Agent and the ABL Claimholders represented by it may assert any objection with respect thereto that may be raised by an unsecured creditor of the Grantors.

(c) The Note Claimholders agree that the ABL Claimholders shall have the right to credit bid under Section 363(k) of the Bankruptcy Code with respect to any Disposition of the ABL Priority Collateral and the ABL Claimholders agree that the Note Claimholders shall have the right to credit bid under Section 363(k) of the Bankruptcy Code with respect to any Disposition of the Note Priority Collateral; provided that the Claimholders shall not be deemed to have agreed to any credit bid by other Claimholders in connection with the Disposition of Collateral consisting of both Note Priority Collateral and ABL Priority Collateral (unless the cash proceeds of such bid are otherwise sufficient to cause, and used to cause, the Discharge of the Note Obligations (in the case of any such credit bid under this proviso by any one or more ABL Claimholders) or the Discharge of the ABL Obligations (in the case of any such credit bid under this proviso by any one or more Note Claimholders). Note Security Agent, for itself and on behalf of each other Note Claimholder represented by it, agrees that, so long as the Discharge of ABL Obligations has not occurred, no Note Claimholder shall, without the prior written consent of ABL Agent, credit bid under Section 363(k) of the Bankruptcy Code with respect to the ABL Priority Collateral unless the cash proceeds of such bid are otherwise sufficient to cause, and used to cause, the Discharge of ABL Obligations. ABL Agent, for itself and on behalf of each other ABL Claimholder represented by it, agrees that, so long as the Discharge of Note Obligations has not occurred, no ABL Claimholder shall, without the prior written consent of Note Security Agent, credit bid under Section 363(k) of the Bankruptcy Code with respect to the Note Priority Collateral unless the cash proceeds of such bid are otherwise sufficient to cause, and used to cause, the Discharge of Note Obligations.

SECTION 8

RELIANCE; WAIVERS; ETC.

8.1 Reliance. Other than any reliance on the terms of this Agreement, ABL Agent, on behalf of itself and the ABL Claimholders represented by it, acknowledges that it and such ABL Claimholders have, independently and without reliance on Note Security Agent or any Note Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the applicable ABL Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the applicable ABL Loan Documents or this Agreement. Other than any reliance on the terms of this Agreement, Note Security Agent, on behalf of itself and the Note Claimholders represented by it, acknowledges that it and such Note Claimholders have, independently and without reliance on ABL Agent or any ABL Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the applicable Note Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the applicable Note Documents or this Agreement.

8.2 No Warranties or Liability. ABL Agent, on behalf of itself and the ABL Claimholders represented by it, acknowledges and agrees that Note Security Agent and the Note Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Note Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Note Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the applicable Note Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Note Security Agent, on behalf of itself and the Note Claimholders represented by it, acknowledges and agrees that each of ABL Agent and the ABL Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the ABL Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the ABL Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the applicable ABL Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Note Security Agent and the Note Claimholders represented by it shall have no duty to ABL Agent or any of the ABL Claimholders, and ABL Agent and the ABL Claimholders represented by it shall have no duty to Note Security Agent or any of the Note Claimholders, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any other Grantor (including the ABL Loan Documents and the Note Documents), regardless of any knowledge thereof with which they may have or be otherwise charged with.

8.3 No Waiver of Lien Priorities.

(a) No right of the ABL Claimholders, ABL Agent or any of them to enforce any provision of this Agreement or any ABL Loan Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any ABL Claimholder or ABL Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the ABL Loan Documents or any of the Note Documents, regardless of any knowledge thereof which ABL Agent or the ABL Claimholders, or any of them, may have or be otherwise charged with. No right of the Note Claimholders, Note Security Agent or any of them to enforce any provision of this Agreement or any Note Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any Note Claimholder or Note Security Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the ABL Loan Documents or any of the Note Documents, regardless of any knowledge thereof which Note Security Agent or the Note Claimholders, or any of them, may have or be otherwise charged with.

(b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Company and the other Grantors under the ABL Loan Documents and subject to the provisions of Section 5.3), the ABL Claimholders, ABL Agent and any of them may, at any time and from time to time in accordance with the ABL Loan Documents and/or applicable law, without the consent of, or notice to, Note Security Agent or any Note Claimholders, without incurring any liabilities to Note Security Agent or any Note Claimholders and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of Note Security Agent or any Note Claimholders is affected, impaired or extinguished thereby) do any one or more of the following:

(i) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the ABL Obligations or the Excess ABL Obligations or any Lien on any ABL Priority Collateral or guaranty thereof or any liability of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the ABL Obligations or the Excess ABL Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by ABL Agent or any of the ABL Claimholders, the ABL Obligations, the Excess ABL Obligations or any of the ABL Loan Documents;

(ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the ABL Priority Collateral or any liability of the Company or any other Grantor to the ABL Claimholders or ABL Agent, or any liability incurred directly or indirectly in respect thereof;

(iii) settle or compromise any ABL Obligation or Excess ABL Obligations or any other liability of the Company or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the ABL Obligations or the Excess ABL Obligations) in any manner or order; and

(iv) exercise or delay in or refrain from exercising any right or remedy against the Company or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Company, any other Grantor or any ABL Priority Collateral and any guarantor or any liability of the Company or any other Grantor to the ABL Claimholders or any liability incurred directly or indirectly in respect thereof.

(c) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Company and the other Grantors under the Note Documents and subject to the provisions of Section 5.3), the Note Claimholders, Note Security Agent and any of them may, at any time and from time to time in accordance with the Note Documents and/or applicable law, without the consent of, or notice to, ABL Agent or any ABL Claimholders, without incurring any liabilities to ABL Agent or any ABL Claimholders and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of ABL Agent or any ABL Claimholders is affected, impaired or extinguished thereby) do any one or more of the following:

(i) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Note Obligations or the Excess Note Obligations or any Lien on any Note Priority Collateral or guaranty thereof or any liability of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Note Obligations or the Excess Note Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by Note Security Agent or any of the Note Claimholders, the Note Obligations, the Excess Note Obligations or any of the Note Documents;

(ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Note Priority Collateral or any liability of the Company or any other Grantor to the Note Claimholders or Note Security Agent, or any liability incurred directly or indirectly in respect thereof;

(iii) settle or compromise any Note Obligation, Excess Note Obligations or any other liability of the Company or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Note Obligations or the Excess Note Obligations) in any manner or order; and

(iv) exercise or delay in or refrain from exercising any right or remedy against the Company or any security or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Company, any other Grantor or any Note Priority Collateral and any security and any guarantor or any liability of the Company or any other Grantor to the Note Claimholders or any liability incurred directly or indirectly in respect thereof.

8.4 Obligations Unconditional. All rights, interests, agreements and obligations of ABL Agent and the ABL Claimholders represented by it and Note Security Agent and the Note Claimholders represented by it, respectively, hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any ABL Loan Documents or any Note Documents;

(b) except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the ABL Obligations or Note Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any ABL Loan Document or any Note Document;

(c) except as otherwise expressly set forth in this Agreement, any exchange, subordination, release or non-perfection of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the ABL Obligations or Note Obligations or any guaranty thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of ABL Agent, the ABL Obligations, any ABL Claimholder, Note Security Agent, the Note Obligations or any Note Claimholder in respect of this Agreement.

SECTION 9

MISCELLANEOUS

9.1 Integration/Conflicts. This Agreement, the ABL Loan Documents and the Note Documents represent the entire agreement of the Grantors, the ABL Claimholders and the Note Claimholders with respect to the subject matter hereof and thereof, and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. There are no promises, undertakings, representations or warranties by the ABL Claimholders or the Note Claimholders relative to the subject matter hereof and thereof not expressly set forth or referred to herein or therein. As between the ABL Claimholders on the one hand and the Note Claimholders on the other, in the event of any conflict between the provisions of this Agreement and the provisions of the ABL Loan Documents or the Note Documents, the provisions of this Agreement shall govern and control.

9.2 Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the ABL Claimholders and the Note Claimholders may continue, at any time and without notice to any other Agent or any other Claimholder, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any Grantor in reliance hereof. Each of ABL Agent and Note Security Agent, on behalf of itself and the ABL Claimholders and the Note Claimholders represented by it, respectively, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. All references to the Company or any other Grantor shall include the Company or such Grantor as debtor and debtor-in-possession and any receiver, trustee or similar person for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect:

(a) with respect to ABL Agent, the ABL Claimholders, the ABL Obligations and the Excess ABL Obligations, on the date on which the ABL Obligations and the Excess ABL Obligations are no longer secured by, and no longer required to be secured by, any of the Collateral, subject to the rights of such ABL Claimholders under Sections 5.6 and 7.4; and

(b) with respect to Note Security Agent, the Note Claimholders, the Note Obligations and the Excess Note Obligations, on the date on which the Note Obligations and the Excess Note Obligations are no longer secured by, and no longer required to be secured by, any of the Collateral, subject to the rights of such Note Claimholders under Sections 5.6 and 7.4.

provided, however, that in each case, such termination shall not relieve any such part of its obligations incurred hereunder prior to the date of such termination.

9.3 Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by Note Security Agent or ABL Agent shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, the Company and the other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement.

9.4 Information Concerning Financial Condition of the Company and its Subsidiaries.

(a) ABL Agent and the ABL Claimholders, on the one hand, and the Note Claimholders, on the other hand, shall each be responsible for keeping themselves informed of (i) the financial condition of the Company and its Subsidiaries and all endorsers and/or guarantors of the ABL Obligations, the Excess ABL Obligations, the Note Obligations or the Excess Note Obligations and (ii) all other circumstances bearing upon the risk of nonpayment of the ABL Obligations, the Excess ABL Obligations, the Note Obligations or the Excess Note Obligations. ABL Agent and the ABL Claimholders shall have no duty to advise Note Security Agent or any Note Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise. Note Security Agent and the Note Claimholders shall have no duty to advise ABL Agent or any ABL Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise.

(b) In the event ABL Agent or any of the ABL Claimholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to Note Security Agent or any Note Claimholder, it or they shall be under no obligation:

(i) to make, and ABL Agent and the ABL Claimholders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

                (ii) to provide any additional information or to provide any such information on any subsequent occasion;

                (iii) to undertake any investigation; or

                (iv) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

(c) In the event Note Security Agent or any of the Note Claimholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to ABL Agent or any ABL Claimholder, it or they shall be under no obligation:

                (i) to make, and Note Security Agent and the Note Claimholders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

                (ii) to provide any additional information or to provide any such information on any subsequent occasion;

                (iii) to undertake any investigation; or

                (iv) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

9.5 Subrogation. With respect to the value of any payments or distributions in cash, property or other assets that any of the Subordinated Lien Claimholders or the Subordinated Lien Agent pays over to the Prior Lien Agent or the Prior Lien Claimholders under the terms of this Agreement, the Subordinated Lien Claimholders and the Subordinated Lien Agents shall be subrogated to the rights of the Prior Lien Agents and the Prior Lien Claimholders; provided that each Subordinated Lien Agent, on behalf of itself and the Subordinated Lien Claimholders represented by it, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Prior Lien Obligations has occurred. The Company and the other Grantors acknowledge and agree that the value of any payments or distributions in cash, property or other assets received by any Subordinated Lien Agent or the Subordinated Lien Claimholders that are paid over to the Prior Lien Agent or the Prior Lien Claimholders pursuant to this Agreement shall not reduce any of the Subordinated Lien Obligations.

9.6 Submission to Jurisdiction; Certain Waivers. Each party hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the Collateral Documents (whether arising in contract, tort or otherwise), or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States for the Southern District of New York sitting in the Borough of Manhattan, and appellate courts from any thereof;

(b) agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York state court or, to the fullest extent permitted by applicable law, in such federal court;

(c) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law and that nothing in this Agreement or any other ABL Loan Document or Note Document shall affect any right that any ABL Claimholder or Note Claimholder may otherwise have to bring any action or proceeding relating to this Agreement or any other ABL Loan Document or Note Document against any Grantor or any of its assets in the courts of any jurisdiction;

(d) waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section (and irrevocably waives to the fullest extent permitted by applicable law the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court);

(e) consents to service of process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to the applicable party at its address provide in accordance with Section 9.8 (and agrees that nothing in this Agreement or any other ABL Loan Document or Note Document will affect the right of any party hereto to serve process in any other manner permitted by applicable law);

(f) agrees that service as provided in clause (e) above is sufficient to confer personal jurisdiction over the applicable party in any such proceeding in any such court, and otherwise constitutes effective and binding service in every respect; and

(g) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover any special, exemplary, punitive or consequential damages.

9.7 WAIVER OF JURY TRIAL. EACH PARTY HERETO, THE COMPANY AND EACH OTHER GRANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR ANY OTHER THEORY). EACH PARTY HERETO AND THE COMPANY AND THE OTHER GRANTORS (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO AND THE COMPANY AND THE OTHER GRANTORS FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

9.8 Notices. All notices to the Note Claimholders and the ABL Claimholders permitted or required under this Agreement shall also be sent to Note Security Agent and ABL Agent, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth in the ABL Credit Agreement or Note Indenture, as applicable, or as set forth in the Joinder Agreement pursuant to which it becomes a party hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

9.9 Further Assurances. ABL Agent, for itself and on behalf of each other ABL Claimholder represented by it under the applicable ABL Loan Documents, and Note Security Agent, for itself and on behalf of each other Note Claimholder represented by it under the applicable Note Documents, and the Company and the other Grantors, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested), and take all such further actions, as may be required under any applicable law, as ABL Agent or Note Security Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

9.10 APPLICABLE LAW. THIS AGREEMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS IN THE COLLATERAL).

9.11 Binding on Successors and Assigns. This Agreement shall be binding upon ABL Agent, the ABL Claimholders, Note Security Agent, the Note Claimholders, the Company and the other Grantors and their respective successors and assigns from time to time. If ABL Agent or Note Security Agent resigns or is replaced pursuant to the ABL Credit Agreement or the Note Indenture, as applicable, its successor shall be deemed to be a party to this Agreement and shall have all the rights of, and be subject to all the obligations of, this Agreement. No provision of this Agreement will inure to the benefit of a trustee, debtor-in-possession, creditor trust or other representative of an estate or creditor of any Grantor, including where any such trustee, debtor-in-possession, creditor trust or other representative of an estate is the beneficiary of a Lien securing Collateral by virtue of the avoidance of such Lien in an Insolvency or Liquidation Proceeding.

9.12 Headings. The section headings and table of contents used in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose, be given any substantive effect, affect the construction hereof or be taken into consideration in the interpretation hereof.

9.13 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

9.14 Authorization. By its signature, each Person executing this Agreement, on behalf of such Person but not in his or her personal capacity as a signatory, represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

9.15 No Third Party Beneficiaries / Provisions Solely to Define Relative Rights. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the ABL Claimholders and the Note Claimholders and their respective successors and assigns from time to time. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of ABL Agent and the ABL Claimholders on the one hand and Note Security Agent and the Note Claimholders on the other hand. Nothing herein shall be construed to limit the relative rights and obligations as among the ABL Claimholders or as among the Note Claimholders. None of the Company, any other Grantor or any other creditor thereof shall have any rights hereunder and neither the Company nor any Grantor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor, which are absolute and unconditional, to pay the ABL Obligations, the Excess ABL Obligations, the Note Obligations and the Excess Note Obligations as and when the same shall become due and payable in accordance with their terms.

9.16 Certain Terms Concerning Note Security Agent. Note Security Agent is executing and delivering this Agreement solely in its capacity as such and pursuant to direction set forth in the Note Documents; and in so doing, Note Security Agent shall not be responsible for the terms or sufficiency of this Agreement for any purpose. Note Security Agent shall have no duties or obligations under or pursuant to this Agreement other than such duties and obligations as may be expressly set forth in this Agreement as duties and obligations on its part to be performed or observed. In entering into this Agreement, or in taking (or forbearing from) any action under or pursuant to the Agreement, Note Security Agent shall have and be protected by all of the rights, privileges, protections, immunities, indemnities and other protections granted to it under the Note Documents.

9.17 Certain Terms Concerning ABL Agent and Note Security Agent. In no event shall ABL Agent or Note Security Agent incur any liability in connection with this Agreement (except for its own gross negligence or willful misconduct) or be liable for or on account of the statements, representations, warranties, covenants or obligations stated to be those of other Claimholders hereunder, all such liability, if any, being expressly waived by the parties hereto and any Person claiming by, through or under such party. The permissive authorizations, entitlements, powers and rights granted to ABL Agent or Note Security Agent herein shall not be construed as duties. Any exercise of discretion on behalf of ABL Agent or Note Security Agent shall be exercised in accordance with the terms of the ABL Loan Documents or the Note Documents, respectively. Neither of ABL Agent nor Note Security Agent shall have any individual liability to any Person if it shall mistakenly pay over or distribute to any Claimholder (or the Company) any amounts in violation of the terms of this Agreement, so long as ABL Agent or Note Security Agent, as the case may be, is acting in good faith without gross negligence or willful misconduct. Each party hereto hereby acknowledges and agrees that each of ABL Agent and Note Security Agent is entering into this Agreement solely in its capacity under the ABL Loan Documents and the Note Documents, respectively, and not in its individual capacity. Notwithstanding anything herein to the contrary, neither ABL Agent nor Note Security Agent shall have any responsibility for the preparation, filing or recording of any instrument, document or financing statement or for the perfection or maintenance of any security interest created hereunder.

9.18 Authorization of Secured Agents. By accepting the benefits of this Agreement and the other ABL Loan Documents, each ABL Claimholder authorizes ABL Agent to enter into this Agreement and to act on its behalf as agent hereunder and in connection herewith. By accepting the benefits of this Agreement and the other Note Documents, each Note Claimholder authorizes Note Security Agent to enter into this Agreement and to act on its behalf as agent hereunder and in connection herewith.

9.19 Relationship of Claimholders. Nothing set forth herein shall create or evidence a joint venture, partnership or an agency or fiduciary relationship among the Claimholders. None of the Claimholders nor any of their respective directors, officers, agents or employees shall be responsible to any other Claimholder or to any other Person for any Grantor’s solvency, financial condition or ability to repay the ABL Obligations or the Note Obligations, or for statements of any Grantor, oral or written, or for the validity, sufficiency or enforceability of the ABL Loan Documents or the Note Documents, or any security interests granted by any Grantor to any Claimholder in connection therewith. Each Claimholder has entered into its respective financing agreements with the Grantors based upon its own independent investigation, and neither ABL Agent nor Note Security Agent makes any warranty or representation to the other Claimholders for which it acts as agent nor does it rely upon any representation of the other agents or the Claimholders for which it acts as agent with respect to matters identified or referred to in this Agreement.

9.20 Specific Performance. Each of ABL Agent and Note Security Agent may demand specific performance of this Agreement. Each of ABL Agent and Note Security Agent, for itself and on behalf of the relevant ABL Claimholders and Note Claimholders, as applicable, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any ABL Claimholder or Note Claimholder, as applicable.

9.21 Additional Grantors. Each Grantor agrees that it shall ensure that each of its Subsidiaries that is or is to become a party to any ABL Loan Document or Note Document shall either execute this Agreement on the date hereof or shall confirm that it is a Grantor hereunder pursuant to a joinder agreement substantially in the form attached hereto as Exhibit A that is executed and delivered by such Subsidiary prior to or concurrently with its execution and delivery of such ABL Loan Document or such Note Document.

9.22 Replacement Credit Agreements, Additional Notes Collateral Debt Agreement.

(a) To the extent, but only to the extent, permitted by the provisions of the ABL Loan Documents and the Term Loan Documents, the Company may (i) incur additional term/note indebtedness that constitutes Additional Notes Collateral Debt and/or (ii) Refinance any of the ABL Obligations (and/or Excess ABL Obligations) or the Note Obligations (and/or the Excess Note Obligations), and the Company may designate the credit agreements, debt facilities, indentures and/or commercial paper facilities governing such Additional Notes Collateral Debt or Refinancing indebtedness, as applicable, as the “Additional Notes Collateral Debt Agreement” or a “Replacement ABL Credit Agreement” or a “Replacement Note Indenture” (as applicable) hereunder. In order to so designate any credit agreements, debt facilities, indentures and/or commercial paper facilities , as the “Additional Notes Collateral Debt Agreement” or a “Replacement ABL Credit Agreement” or a “Replacement Note Indenture” (as applicable) hereunder, such credit agreements, debt facilities, indentures and/or commercial paper facilities must satisfy the requirements of the definition of Additional Notes Collateral Debt Agreement or Replacement ABL Credit Agreement or Replacement Note Indenture (as applicable) hereunder, as applicable, and the Company must deliver to each Agent a designation in substantially the form of Exhibit B hereto. Additionally, the agent/trustee or representative (or, in the absence of any such agent/trustee, all of the lender(s)/noteholder(s) thereunder) under such Additional Notes Collateral Debt Agreement or Replacement ABL Credit Agreement or Replacement Note Indenture (as applicable) shall have executed and delivered to each other Agent a joinder agreement in substantially the form of Exhibit C hereto whereby such new agent agrees to be bound by the terms of this Agreement and represents and warrants that the Additional Notes Collateral Debt Agreement or Replacement ABL Credit Agreement or Replacement Note Indenture (as applicable), as applicable, provides that the Claimholders thereunder will be subject to and bound by the provisions of this Agreement.

(b) In the event that there is more than one Note Security Agent under this Agreement at any time (whether as a result of the incurrence of any Additional Notes Collateral Debt by the Company, any Refinancing of the Note Obligations, or otherwise), then for all purposes hereunder specifically including Section 9.3 hereof, to the extent the consent or agreement of Note Security Agent is required with respect to any matter hereunder, as between ABL Agent and the other ABL Claimholders on the one hand and each Note Security Agent and the other Note Claimholders on the other hand, the consent or agreement of (a) so long as the Discharge of Additional Notes Collateral Debt Obligations has not occurred, the Additional Notes Collateral Debt Representative (without the necessity of any consent or agreement from any other Note Security Agent) shall bind all Note Claimholders, or (b) at all other times, the Initial Note Security Agent (without the necessity of any consent or agreement from any other Note Security Agent) shall bind all Note Claimholders.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.

PNC BANK, NATIONAL ASSOCIATION, as ABL Agent

By:	/s/ Anita Puligandla
Name: Anita Puligandla
Title: Senior Vice President

Signature Page to Intercreditor Agreement

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Note Security Agent

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

Signature Page to Intercreditor Agreement

Acknowledged and Agreed to by:

PIONEER ENERGY SERVICES CORP., a Texas corporation

By:	/s/ Lorne E. Phillips
	Name:	Lorne E. Phillips
	Title:	Executive Vice President and Chief Financial Officer

PIONEER DRILLING SERVICES, LTD., a Texas corporation

By:	/s/ Lorne E. Phillips
	Name:	Lorne E. Phillips
	Title:	Executive Vice President and Chief Financial Officer

PIONEER GLOBAL HOLDINGS, INC., a Delaware corporation

By:	/s/ Lorne E. Phillips
	Name:	Lorne E. Phillips
	Title:	Executive Vice President and Chief Financial Officer

PIONEER PRODUCTION SERVICES, INC., a Delaware corporation

By:	/s/ Lorne E. Phillips
	Name:	Lorne E. Phillips
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Intercreditor Agreement

PIONEER WIRELINE SERVICES HOLDINGS, INC., a Delaware corporation

By:	/s/ Lorne E. Phillips
	Name:	Lorne E. Phillips
	Title:	Executive Vice President and Chief Financial Officer

PIONEER WIRELINE SERVICES, LLC, a Delaware limited liability company

By:	/s/ Lorne E. Phillips
	Name:	Lorne E. Phillips
	Title:	Executive Vice President and Chief Financial Officer

PIONEER WELL SERVICES, LLC, a Delaware limited liability company

By:	/s/ Lorne E. Phillips
	Name:	Lorne E. Phillips
	Title:	Executive Vice President and Chief Financial Officer

PIONEER FISHING & RENTAL SERVICES, LLC, a Delaware limited liability company

By:	/s/ Lorne E. Phillips
	Name:	Lorne E. Phillips
	Title:	Executive Vice President and Chief Financial Officer

PIONEER COILED TUBING SERVICES, LLC, a Delaware limited liability company

By:	/s/ Lorne E. Phillips
	Name:	Lorne E. Phillips
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Intercreditor Agreement

Exhibit A

to Intercreditor Agreement

[FORM OF] GRANTOR JOINDER AGREEMENT NO. [    ] dated as of [                ], 20[    ] to the INTERCREDITOR AGREEMENT dated as of May 29, 2020 (the “ABL Intercreditor Agreement”), among PNC Bank, National Association, as ABL Agent, and Wilmington Trust, National Association, as Note Security Agent, and acknowledged and agreed to by Pioneer Energy Services Corp. (the “Company”), and certain subsidiaries of the Company (each a “Grantor”).

Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the ABL Intercreditor Agreement.

The undersigned, [______________], a [________________], (the “New Grantor”) wishes to acknowledge and agree to the ABL Intercreditor Agreement and become a party thereto to the limited extent contemplated by Section 9.15 thereof and to acquire and undertake the rights and obligations of a Grantor thereunder.

Accordingly, the New Grantor agrees as follows for the benefit of the Agents and the Claimholders:

Section 1. Accession to the ABL Intercreditor Agreement. The New Grantor (a) acknowledges and agrees to, and becomes a party to the ABL Intercreditor Agreement as a Grantor to the limited extent contemplated by Section 9.15 thereof, (b) agrees to all the terms and provisions of the ABL Intercreditor Agreement and (c) shall have all the rights and obligations of a Grantor under the ABL Intercreditor Agreement. This Grantor Joinder Agreement supplements the ABL Intercreditor Agreement and is being executed and delivered by the New Grantor pursuant to Section 9.21 of the ABL Intercreditor Agreement.

Section 2. Representations, Warranties and Acknowledgement of the New Grantor. The New Grantor represents and warrants to each Agent and to the Claimholders that (a) it has full power and authority to enter into this Grantor Joinder Agreement, in its capacity as Grantor and (b) this Grantor Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Grantor Joinder Agreement.

Section 3. Counterparts. This Grantor Joinder Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Grantor Joinder Agreement or any document or instrument delivered in connection herewith by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Grantor Joinder Agreement or such other document or instrument, as applicable.

Section 4. Section Headings. Section headings used in this Grantor Joinder Agreement are for convenience of reference only and are not to affect the construction hereof or to be taken in consideration in the interpretation hereof.

Section 5. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the ABL Intercreditor Agreement subject to any limitations set forth in the ABL Intercreditor Agreement with respect to the Grantors.

Exhibit A – Page 1

Section 6. Governing Law. THIS GRANTOR JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7. Severability. In case any one or more of the provisions contained in this Grantor Joinder Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the ABL Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 8. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.8 of the ABL Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature hereto, which information supplements Section 9.8 of the ABL Intercreditor Agreement.

Section 9. Miscellaneous. The provisions of Section 9 of the ABL Intercreditor Agreement will apply with like effect to this Grantor Joinder Agreement.

[Remainder of this page intentionally left blank]

Exhibit A – Page 2

Exhibit A

to Intercreditor Agreement

IN WITNESS WHEREOF, the New Grantor has duly executed this designation as of the day and year first above written.

[___________________________________]

By

Name:

Title:

Exhibit A – Page 1

Exhibit B

[Form of] Credit Agreement Designation

[FORM OF] [ADDITIONAL NOTES COLLATERAL DEBT AGREEMENT] [REPLACEMENT ABL CREDIT AGREEMENT] [REPLACEMENT NOTE INDENTURE] DESIGNATION NO. [    ] (this “Designation”) dated as of [                ], 20[    ] with respect to the INTERCREDITOR AGREEMENT dated as of May 29, 2020 (the “ABL Intercreditor Agreement”), among PNC Bank, National Association, as ABL Agent and Wilmington Trust, National Association, as Initial Note Security Agent and the additional Agents from time to time a party thereto, and acknowledged and agreed to by Pioneer Energy Services Corp. (the “Company”), and certain subsidiaries of the Company (each a “Grantor”).

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the ABL Intercreditor Agreement.

This Designation is being executed and delivered in order to designate the below described credit agreement, debt facility, indenture and/or commercial paper facility as an [Additional Notes Collateral Debt Agreement] [Replacement ABL Credit Agreement] [Replacement Note Indenture] entitled to the benefit of and subject to the terms of the ABL Intercreditor Agreement.

The undersigned, the duly appointed [specify title of Responsible Officer] of the Company hereby certifies on behalf of the Company that:

Section 1. [Insert name of the Company or other Grantor] intends to enter into [describe new debt facility] (the “New Debt Facility”) which New Debt Facility satisfies all requirements of the ABL Intercreditor Agreement to be an [Additional Notes Collateral Debt Agreement] [Replacement ABL Credit Agreement] [Replacement Note Indenture] and it is hereby designated as such.

Section 2. The incurrence of the Indebtedness or letters of credit under the New Debt Facility is permitted by each applicable ABL Loan Document and Note Document.

Section 3. The name and address of the Agent for such New Debt Facility is:

[Insert name and all capacities; Address]

Telephone: ______________________

Fax: ____________________________

Email ___________________________

Email: __________________________

[Remainder of this page intentionally left blank]

Exhibit B – Page 1

IN WITNESS WHEREOF, the Company has duly executed this designation as of the day and year first above written.

[                                                                                                  ]

By

Name:
Title:

Exhibit B – Page 2

JOINDER AGREEMENT NO. with respect to the INTERCREDITOR AGREEMENT dated as of May 29, 2020 (the “ABL Intercreditor Agreement”), among PNC Bank, National Association, as ABL Agent, and Wilmington Trust, National Association, as Note Security Agent, and acknowledged and agreed to by Pioneer Energy Services Corp. (the “Company”), and certain subsidiaries of the Company (each a “Grantor”).

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the ABL Intercreditor Agreement.

B. The undersigned ([collectively,] the “New Agent”) [is the [agent][trustee] [constitute all of the [lenders][noteholders] under the [described facility] which has been designated by the Company as [an Additional Notes Collateral Debt Agreement ] [a Replacement ABL Credit Agreement]/[a Replacement Note Indenture] entitled to the benefit of and subject to the terms of the ABL Intercreditor Agreement.

C. The New Agent wishes to become a party to the ABL Intercreditor Agreement as [ABL Agent][ Note Security Agent] in accordance with the provisions of the ABL Intercreditor Agreement.

Accordingly, the New Agent agrees as follows, for the benefit of each other party to the ABL Intercreditor Agreement:

Section 1. Accession to the ABL Intercreditor Agreement. The New Agent (a) hereby accedes and becomes a party to the ABL Intercreditor Agreement as [ABL Agent][ Note Security Agent], (b) agrees, for itself and on behalf of the holders of the [ABL Obligations] [Note Obligations] represented by it, to all the terms and provisions of the ABL Intercreditor Agreement and (c) shall have all the rights and obligations of an Agent under the ABL Intercreditor Agreement.

Section 2. Representations, Warranties and Acknowledgement of the New Agent. The New Agent represents and warrants to each other Agent and to the Claimholders that (a) it has full power and authority to enter into this Joinder Agreement, in its capacity as [an ABL Agent]/[ Note Security Agent] with respect to the [ABL Obligations] [Note Obligations] represented by it, (b) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Joinder Agreement and (c) the [ABL Loan Documents] [Note Documents] relating to such [ABL Obligations] [Note Obligations] provide that, upon the New Agent’s entry into this Joinder Agreement, the Claimholders in respect of such [ABL Obligations] [Note Obligations] will be subject to and bound by the provisions of the ABL Intercreditor Agreement.

Section 3. Counterparts. This Joinder Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Joinder Agreement or any document or instrument delivered in connection herewith by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Joinder Agreement or such other document or instrument, as applicable

Exhibit C – Page 1

Section 4. Section Headings. Section headings used in this Joinder Agreement are for convenience of reference only and are not to affect the construction hereof or to be taken in consideration in the interpretation hereof.

Section 5. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the ABL Intercreditor Agreement subject to any limitations set forth in the ABL Intercreditor Agreement with respect to the Grantors.

Section 6. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7. Severability. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the ABL Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 8. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.8 of the ABL Intercreditor Agreement. All communications and notices hereunder to the New Agent shall be given to it at the address set forth under its signature hereto, which information supplements Section 9.8 of the ABL Intercreditor Agreement.

Exhibit C – Page 2

IN WITNESS WHEREOF, the New Agent has duly executed this Joinder Agreement to the ABL Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW AGENT], as [ABL Agent][ Note Security Agent]

By:
Name:
Title:

Address for notices:

attention of:

Telecopy:

Exhibit C – Page 3